EXECUTION COPY


                      MORGAN STANLEY ABS CAPITAL I INC.,
                                  Depositor,


                    CHASE MANHATTAN MORTGAGE CORPORATION,
                                  Servicer,


                             THE PROVIDENT BANK,
                                  Servicer,


                                     and


                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                   Trustee


                ------------------------------------------------


                       POOLING AND SERVICING AGREEMENT


                           Dated as of June 1, 2003


                ------------------------------------------------


               MORGAN STANLEY ABS CAPITAL I INC. TRUST 2003-HE1


                     MORTGAGE PASS-THROUGH CERTIFICATES,
                               SERIES 2003-HE1

                              TABLE OF CONTENTS

                                                                            Page


                                  ARTICLE I

                                 DEFINITIONS


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03 Representations and Warranties; Remedies for Breaches of Representations and Warranties with Respect to the
              Mortgage Loans...............................................
Section 2.04  The Depositor and the Mortgage Loans.........................
Section 2.05  Delivery of Opinion of Counsel in Connection with
              Substitutions................................................
Section 2.06  Execution and Delivery of Certificates.......................
Section 2.07  REMIC Matters................................................
Section 2.08  Representations and Warranties of the Depositor..............


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01  Servicers to Service Mortgage Loans..........................
Section 3.02  Subservicing Agreements between a Servicer and
              Subservicers.................................................
Section 3.03  Successor Subservicers.......................................
Section 3.04  Liability of the Servicers...................................
Section 3.05  No Contractual Relationship between Subservicers and the
              Trustee......................................................
Section 3.06  Assumption or Termination of Subservicing Agreements by
              Trustee......................................................
Section 3.07  Collection of Certain Mortgage Loan Payments.................
Section 3.08  Subservicing Accounts........................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
              Escrow Accounts..............................................
Section 3.10  Collection Accounts..........................................
Section 3.11  Withdrawals from the Collection Accounts.....................
Section 3.12  Investment of Funds in the Accounts..........................
Section 3.13  Maintenance of Hazard Insurance and Errors and Omissions
              and Fidelity Coverage........................................
Section 3.14  Enforcement of Due-On-Sale Clauses Assumption Agreements.....
Section 3.15  Realization upon Defaulted Mortgage Loans....................
Section 3.16  Release of Mortgage Files....................................
Section 3.17  Title, Conservation and Disposition of REO Property..........
Section 3.18  Notification of Adjustments..................................
Section 3.19  Access to Certain Documentation and Information Regarding
              the Mortgage Loans...........................................
Section 3.20  Documents, Records and Funds in Possession of the
              Servicers to Be Held for the Trustee.........................
Section 3.21  Servicing Compensation.......................................
Section 3.22  Annual Statement as to Compliance............................
Section 3.23  Annual Independent Public Accountants' Servicing
              Statement; Financial Statements..............................
Section 3.24  Trustee to Act as Servicer...................................
Section 3.25  Compensating Interest........................................
Section 3.26  Credit Reporting; Gramm-Leach-Bliley Act.....................


                                  ARTICLE IV

                              DISTRIBUTIONS AND
                          ADVANCES BY THE SERVICERS

Section 4.01  Advances.....................................................
Section 4.02  Priorities of Distribution...................................
Section 4.03  Monthly Statements to Certificateholders.....................
Section 4.04  Certain Matters Relating to the Determination of LIBOR.......
Section 4.05  Allocation of Applied Realized Loss Amounts..................


                                   ARTICLE V

                               THE CERTIFICATES

Section 5.01  The Certificates.............................................
Section 5.02  Certificate Register; Registration of Transfer and
              Exchange of Certificates.....................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 5.04  Persons Deemed Owners........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses....
Section 5.06  Maintenance of Office or Agency..............................


                                  ARTICLE VI

                       THE DEPOSITOR AND THE SERVICERS

Section 6.01 Respective Liabilities of the Depositor and the Servicers.....
Section 6.02 Merger or Consolidation of the Depositor or a Servicer........
Section 6.03 Limitation on Liability of the Depositor, the Servicers
              and Others...................................................
Section 6.04  Limitation on Resignation of a Servicer......................
Section 6.05  Additional Indemnification by the Servicers; Third Party
              Claims.......................................................


                                 ARTICLE VII

                                   DEFAULT

Section 7.01  Events of Default............................................
Section 7.02  Trustee to Act; Appointment of Successor.....................
Section 7.03  Notification to Certificateholders...........................


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

Section 8.01  Duties of the Trustee........................................
Section 8.02  Certain Matters Affecting the Trustee........................
Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 8.04  Trustee May Own Certificates.................................
Section 8.05  Trustee's Fees and Expenses..................................
Section 8.06  Eligibility Requirements for the Trustee.....................
Section 8.07  Resignation and Removal of the Trustee.......................
Section 8.08  Successor Trustee............................................
Section 8.09  Merger or Consolidation of the Trustee.......................
Section 8.10  Appointment of Co-Trustee or Separate Trustee................
Section 8.11  Tax Matters..................................................
Section 8.12  Periodic Filings.............................................
Section 8.13  Tax Classification of the Excess Reserve Fund Account and
              the Cap Agreement............................................


                                  ARTICLE IX

                                 TERMINATION

Section 9.01  Termination upon Liquidation or Purchase of the Mortgage
              Loans........................................................
Section 9.02  Final Distribution on the Certificates.......................
Section 9.03  Additional Termination Requirements..........................


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

Section 10.01 Amendment....................................................
Section 10.02 Recordation of Agreement; Counterparts.......................
Section 10.03 Governing Law................................................
Section 10.04 Intention of Parties.........................................
Section 10.05 Notices......................................................
Section 10.06 Severability of Provisions...................................
Section 10.07 Assignment; Sales; Advance Facilities........................
Section 10.08 Limitation on Rights of Certificateholders...................
Section 10.09 Inspection and Audit Rights..................................
Section 10.10 Certificates Nonassessable and Fully Paid....................


SCHEDULES

Schedule I    Mortgage Loan Schedule

Schedule II Representations and Warranties of Chase Manhattan Mortgage Corporation as Servicer

Schedule III  Representations and Warranties of The Provident Bank as Servicer

Schedule IV Representations and Warranties of The Provident Bank as to the Mortgage Loans

Schedule V Representations and Warranties of Morgan Stanley ABS Capital I Inc. as to the Mortgage Loans

EXHIBITS

Exhibit A   Form of Class A, Class M and Class B Certificate

Exhibit B   Form of Class P Certificate

Exhibit C   Form of Class R Certificate

Exhibit D   Form of Class X Certificate

Exhibit E   Form of Initial Certification of Trustee

Exhibit F   Form of Document Certification and Exception Report of Trustee

Exhibit G   Form of Residual Transfer Affidavit

Exhibit H   Form of Transferor Certificate

Exhibit I   Form of Rule 144A Letter

Exhibit J   Form of Request for Release

Exhibit K   Form of Contents for Each Mortgage File

Exhibit L   Form of Certificate to be provided with Form 10-K

Exhibit M   Form of Certification of the Trustee to be provided to Depositor

Exhibit N   Form of Certification of each Servicer to be provided to Depositor

            THIS POOLING AND SERVICING AGREEMENT, dated as of June 1, 2003, among MORGAN STANLEY ABS CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), CHASE MANHATTAN MORTGAGE CORPORATION, a Delaware corporation, as servicer ("Chase"), THE PROVIDENT BANK, an Ohio banking corporation, as servicer ("Provident" and, together with Chase, the "Servicers"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the "Trustee"),

                              W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                            PRELIMINARY STATEMENT

            The Trustee shall elect that two segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising two REMICs (each, a "REMIC" or, in the alternative, the Lower Tier REMIC and the Upper Tier REMIC, respectively). Each Class of Certificates, other than the Class P and Class R Certificates, other than the right of each Class of LIBOR Certificates to receive Basis Risk CarryForward Amounts and the right of the Class X Certificates to receive payments from the Cap Agreement, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole class of residual interest in each of the Lower Tier REMIC and the Upper Tier REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.07. The Upper Tier REMIC shall hold as assets the several classes of uncertificated Lower Tier Regular Interests, set out below. Each such Lower Tier Regular Interest is hereby designated as a regular interest in the Lower Tier REMIC. The Class LT-A-1, Class LT-A-2, Class LT-A-3, Class LT-A-4, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-B-1, Class LT-B-2 and Class LT-B-3 Interests are hereby designated the LT Accretion Directed Classes (the "LT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Charges, each Class of LIBOR Certificates represents beneficial ownership of a regular interest in the Upper Tier REMIC and the right to receive Basis Risk CarryForward Amounts and the Class X Certificates represent beneficial ownership of a regular interest in the Upper Tier REMIC, the Excess Reserve Fund Account and the Cap Agreement, which portions of the Trust Fund shall be treated as a grantor trust.

                                                                  Corresponding
    Lower Tier        Lower Tier        Initial Lower Tier          Upper Tier
 Class Designation  Interest Rate        Principal Amount          REMIC Class
------------------  -------------  -------------------------       ------------
Class LT-A-1             (1)       1/2 initial Corresponding           A-1
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-A-2             (1)       1/2 initial Corresponding           A-2
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-A-3             (1)       1/2 initial Corresponding           A-3
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-A-4             (1)       1/2 initial Corresponding           A-4
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-M-1             (1)       1/2 initial Corresponding           M-1
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-M-2             (1)       1/2 initial Corresponding           M-2
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-M-3             (1)       1/2 initial Corresponding           M-3
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-B-1             (1)       1/2 initial Corresponding           B-1
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-B-2             (1)       1/2 initial Corresponding           B-2
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-B-3             (1)       1/2 initial Corresponding           B-3
                                   Upper Tier REMIC initial
                                   principal balance
Class LT-Accrual         (1)       1/2 Pool Stated Principal
                                   Balance plus 1/2 Subordinated
                                   Amount, less $2,000
Class LT-Group I         (2)       $924.61 (4)
Class LT-Group II        (3)       $1,075.39 (4)
Class LT-R               (5)                     (5)

------------

(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the WAC Cap.

(2) The interest rate with respect to any Distribution Date for the Class LT-Group I Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the Loan Group I Cap.

(3) The interest rate with respect to any Distribution Date for the Class LT-Group II Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the Loan Group II Cap.

(4) On the Closing Date, the Initial Lower Tier Principal Amount of Class LT-Group I Interest shall be $924.60717544, and the Initial Lower Tier Principal Amount of the Class LT-Group II Interest shall be $1,075.39282456. For all future Distribution Dates, the principal balances of these Lower Tier Regular Interests shall be rounded to eight decimal places.

(5) The Class LT-R Interest is the sole class of residual interest in the Lower Tier REMIC and it does not have a principal amount or an interest rate.

            The Lower Tier REMIC shall hold as assets all of the assets included in the Trust Fund other than Prepayment Charges, the Cap Agreement, the Excess Reserve Fund Account, and the Lower Tier Regular Interests.

            On each Distribution Date, 50% of the increase in the Subordinated Amount will be payable as a reduction of the principal balances of the LT Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Subordinated Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the Class LT Accrual Interest. On each Distribution Date, the increase in the principal balance of the Class LT Accrual Interest may not exceed interest accruals for such Distribution Date for the Class LT Accrual Interest. In the event that: (i) 50% of the increase in the Subordinated Amount exceeds (ii) interest accruals on the Class LT Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Subordinated Amount for purposes of determining the amount of interest accrual on the Class LT Accrual Interest payable as principal on the LT Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class LT Accrual Interest, the Class LT Group I Interest and the Class LT Group II Interest (and further allocated among these Lower Tier Regular Interests in the manner described below) and (ii) 50% to the LT Accretion Directed Classes (principal payments shall be allocated among such LT Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Certificates that result in the reduction in the Subordinated Amount shall be allocated to the Class LT Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balance of each LT Accretion Directed Class is equal to 50% of the principal balance of its Corresponding Class, and (ii) the Class LT Accrual Interest, the Class LT Group I Interest and the Class LT Group II Interest (and further allocated among these Lower Tier Regular Interests in the manner described below) is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Subordinated Amount. As between the Class LT Accrual Interest, the Class LT Group I Interest and the Class LT Group II Interest, all payments of scheduled principal and prepayments of principal generated by the Mortgage Loans, and all Realized Losses, allocable to such Lower Tier Regular Interests shall be allocated (i) to the Class LT Accrual Interest in the same proportion that the then outstanding principal balance of such Lower Tier Regular Interest bears to the then outstanding aggregate principal balance of the Class LT Accrual Interest, the Class LT Group I Interest and the Class LT Group II Interest and (ii) the remainder to each of the Class LT Group I Interest and the Class LT Group II Interest in the same proportion that the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group bears to the then outstanding aggregate Stated Principal Balance of the Mortgage Loans.

            The Upper Tier REMIC shall issue the following classes of Upper Tier Regular Interests and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper Tier REMIC.

                         Upper Tier
                        Interest Rate     Initial Upper Tier
                             and           Principal Amount
                        Corresponding      and Corresponding
     Upper Tier       Class Pass-Through   Class Certificate     Corresponding
  Class Designation         Rate                Balance        Certificate Class
  -----------------   ------------------   -----------------   -----------------
Class A-1                     (1)           $332,220,000         Class A-1(8)
Class A-2                     (2)           $229,398,000         Class A-2(8)
Class A-3                     (3)           $100,000,000         Class A-3(8)
Class A-4                     (4)            $57,000,000         Class A-4(8)
Class M-1                     (5)            $58,388,000         Class M-1(8)
Class M-2                     (5)            $49,405,000         Class M-2(8)
Class M-3                     (5)            $14,372,000         Class M-3(8)
Class B-1                     (5)            $13,923,000         Class B-1(8)
Class B-2                     (5)            $11,679,000         Class B-2(8)
Class B-3                     (5)            $12,576,000         Class B-3(8)
Class X                       (6)            $         0(6)      Class X(6)
Class UT-R                    (7)            $         0         Class R

------------

(1) The Class A-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the least of (i) LIBOR plus 0.44%, (ii) the Loan Group I Cap and (iii) the WAC Cap or (b) after the Optional Termination Date, the least of (i) LIBOR plus 0.88%, (ii) the Loan Group I Cap and (iii) the WAC Cap.

(2) The Class A-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the least of (i) LIBOR plus 0.37%, (ii) the Loan Group II Cap and (iii) the WAC Cap or (b) after the Optional Termination Date, the least of (i) LIBOR plus 0.74%, (ii) the Loan Group II Cap and (iii) the WAC Cap.

(3) The Class A-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the least of (i) LIBOR plus 0.11%, (ii) the Loan Group II Cap and (iii) the WAC Cap or (b) after the Optional Termination Date, the least of (i) LIBOR plus 0.22%, (ii) the Loan Group II Cap and (iii) the WAC Cap.

(4) The Class A-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the least of (i) LIBOR plus 0.50%, (ii) the Loan Group II Cap and (iii) the WAC Cap or (b) after the Optional Termination Date, the least of (i) LIBOR plus 1.00%, (ii) the Loan Group II Cap and (iii) the WAC Cap.

(5) The Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Interests will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the Optional Termination Date, the lesser of (i) LIBOR plus 0.80%, 1.90%, 2.25%, 3.15%, 3.75%, and 3.75%, respectively, and (ii) the WAC Cap or (b) after the Optional Termination Date, the lesser of (i) LIBOR plus 1.20%, 2.85%, 3.375%, 4.725%, and 5.625%, respectively, and (ii) the WAC Cap.

(6) The Class X Interest has an initial principal balance of $19,312,454, but it will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Lower Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Pass-Through Rate of the Lower Tier REMIC Interests, where the interest rate on each of the Class LT-Accrual Interest, Class LT-Group I Interest and Class LT-Group II Interest is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Subordinated Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of the Class X Interest, the Cap Agreement, and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk CarryForward Amounts. For federal income tax purposes, the Trustee will treat a Class X Certificateholder's obligation to make payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of LIBOR Certificates. Such rights of the Class X Certificateholders and LIBOR Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(7) The Class UT-R Interest is the sole class of residual interest in the Upper Tier REMIC. The Class UT-R Interest does not have an interest rate.

(8) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account in respect of any Basis Risk CarryForward Amounts. For federal income tax purposes, the Trustee will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

            The minimum denomination for each Class of Certificates, other than the Class P, Class R and the Class X Certificates, will be $25,000 with integral multiples of $1 in excess thereof. The Class P, Class R and the Class X Certificates will each represent a 100% Percentage Interest in such class.

            Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.............       All Classes of Certificates other
                                           than the Physical Certificates.

Class A Certificates................       Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates.

Subordinated Certificates...........       Class M-1, Class M-2, Class B-1 and
                                           Class B-2 Certificates.

Delay Certificates..................       None.

ERISA-Restricted Certificates.......       Class R Certificates, Class P
                                           Certificates and Class X
                                           Certificates; any certificate with a
                                           rating below the lowest applicable
                                           permitted rating under the
                                           Underwriters' Exemption.

LIBOR Certificates..................       Class A and Subordinated
                                           Certificates.

Non-Delay Certificates..............       Class A, Class X and Subordinated
                                           Certificates.

Offered Certificates................       All Classes of Certificates other
                                           than the Private Certificates.

Physical Certificates...............       Class P, Class X and Class R
                                           Certificates.

Private Certificates................       Class A-1, Class P, Class X and
                                           Class R Certificates.

Rating Agencies.....................       Moody's, Fitch and Standard & Poor's.

Regular Certificates................       All Classes of Certificates other
                                           than the Class P and Class R
                                           Certificates.

Residual Certificates...............       Class R Certificates.

Subordinated Certificates...........       Class M-1, Class M-2, Class M-3,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Aames: Aames Capital Corporation, a California corporation, and its successors in interest.

            Aames Assignment Agreement: The Assignment and Recognition Agreement, dated as of June 27, 2003, by and among the Depositor, the Purchaser and Aames.

            Aames Mortgage Loans: The Mortgage Loans for which Aames is identified as Originator on the Mortgage Loan Schedule.

            Aames Purchase Agreement: The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2002, as amended by Amendment No. 1, dated as of February 27, 2003, and as further amended by Amendment No. 2, dated as of March 31, 2003, each by and between Aames and the Purchaser, as assigned by the Purchaser to the Depositor, solely insofar as the Aames Purchase Agreement relates to the Aames Mortgage Loans, pursuant to the Aames Assignment Agreement.

            Aames Servicing Transfer Date: April 4, 2003 with respect to the Aames Mortgage Loans purchased by the Purchaser on February 27, 2003, or May 16, 2003 with respect to the Aames Mortgage Loans purchased by the Purchaser on March 31, 2003.

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices set forth in Section 3.01(a) of this Agreement.

            Account: Any of the Collection Accounts, the Distribution Account, any Escrow Account or the Excess Reserve Fund Account. Each Account shall be an Eligible Account.

            Accredited: Accredited Home Lenders, Inc., a California corporation, and its successors in interest.

            Accredited Assignment Agreement: The Assignment and Recognition Agreement, dated as of June 27, 2003, by and among the Depositor, the Purchaser and Accredited.

            Accredited Mortgage Loans: The Mortgage Loans for which Accredited is identified as Originator on the Mortgage Loan Schedule.

            Accredited Purchase Agreement: The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, by and between Accredited and the Purchaser, as assigned by the Purchaser to the Depositor, solely insofar as the Accredited Purchase Agreement relates to the Accredited Mortgage Loans, pursuant to the Accredited Assignment Agreement.

            Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of LIBOR Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.02.

            Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan.

            Adjusted Net Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Expense Fee Rate.

            Adjustment Date: As to any Mortgage Loan, the first Due Date on which the related Mortgage Rate adjusts as set forth in the related Mortgage Note and each Due Date thereafter on which the Mortgage Rate adjusts as set forth in the related Mortgage Note.

            Advance: Any P&I Advance or Servicing Advance.

            Advance Facility: A financing or other facility as described in
Section 10.07.

            Advancing Person: The Person to whom either Servicer's rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances have been assigned pursuant to Section 10.07.

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

            Amount Held for Future Distribution: As to the Certificates on any Distribution Date, the aggregate amount held in each Collection Account at the close of business on the related Determination Date on account of (i) Principal Prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds on the Mortgage Loans received after the end of the related Prepayment Period and (ii) all Scheduled Payments on the Mortgage Loans due after the end of the related Due Period.

            Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

            Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

            Assignment Agreement: The Aames Assignment Agreement, the Accredited Assignment Agreement, the Provident Assignment Agreement or the New Century Assignment Agreement, as applicable.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

            Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Trustee (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received by the Servicers prior to the related Determination Date, together with any P&I Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received by the Servicers during the related Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans received by the Servicers during the related Prepayment Period together with all Compensating Interest thereon (excluding any Prepayment Charges); (iv) all Substitution Adjustment Amounts with respect to the substitutions of Mortgage Loans that occur during the month in which such Distribution Date occurs; and
(v) amounts received with respect to such Distribution Date as the Repurchase Price in respect of a Mortgage Loan repurchased by any Originator, Provident or the Depositor, as applicable, as of such Distribution Date; reduced by (y) amounts in reimbursement for Advances previously made with respect to the Mortgage Loans and other amounts as to which the Servicers, the Depositor or the Trustee are entitled to be paid or reimbursed pursuant to this Agreement.

            Balloon Loan: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

            Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Excess Subordinated Amount, if any, for such Distribution Date.

            Basis Risk CarryForward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of LIBOR Certificates is based upon a Loan Group Cap or the WAC Cap, the excess of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of LIBOR and the applicable Pass-Through Margin on such Class of Certificates for such Distribution Date, over (ii) the amount of interest payable on such Class of Certificates at, with respect to the Class A-1 Certificates, the lesser of the Loan Group I Cap or the WAC Cap, with respect to each Class of Group II Class A Certificates, the lesser of the Loan Group II Cap or the WAC Cap, and with respect to each other Class of Regular Certificates, the WAC Cap, as applicable, for such Distribution Date and (B) the Basis Risk CarryForward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the sum of LIBOR and the applicable Pass-Through Margin for such Class of Certificates for such Distribution Date.

            Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk CarryForward Amounts for such Distribution Date and (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments).

            Best's: Best's Key Rating Guide, as the same shall be amended from time to time.

            Book-Entry Certificates: As specified in the Preliminary Statement.

            Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the State of New York, California, Arizona, Ohio or New Jersey, (b) a state in which a Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

            Cap Agreement: The interest rate cap agreement, dated June 27, 2003, between the Cap Provider and the Depositor, or any replacement thereof.

            Cap Provider: Morgan Stanley Capital Services, Inc., a Delaware corporation, and its successors in interest.

            Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

            Certificate Balance: With respect to any Class of Certificates, other than the Class P or Class R Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates. The Class P and Class R Certificates have no Certificate Balance.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

            Certificate Register: The register maintained pursuant to Section 5.02.

            Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

            Certification: As specified in Section 8.12.

            Chase: Chase Manhattan Mortgage Corporation, a New Jersey corporation, and its successors in interest.

            Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

            Class A Certificates: The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

            Class A Certificate Group: The Class A-1 Certificates or the Group II Class A Certificates, as applicable.

            Class A Principal Allocation Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, determined as follows: (A) with respect to the Class A-1 Certificates, a fraction, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (B) with respect to the Group II Class A Certificates, a fraction, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

            Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balances of the Class A Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 60.00% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class A-1 Certificates: All Certificates bearing the class designation of "Class A-1 Certificates".

            Class A-2 Certificates: All Certificates bearing the class designation of "Class A-2 Certificates".

            Class A-3 Certificates: All Certificates bearing the class designation of "Class A-3 Certificates".

            Class A-4 Certificates: All Certificates bearing the class designation of "Class A-4 Certificates".

            Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

            Class B-1 Certificates: All Certificates bearing the class designation of "Class B 1 Certificates".

            Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of
(A) 90.30% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2 Certificates".

            Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for such Distribution Date) and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 92.90% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3 Certificates".

            Class B-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for such Distribution Date) and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of
(A) 95.70% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

            Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1 Certificates."

            Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 73.00% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2 Certificates."

            Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 84.00% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3 Certificates".

            Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 87.20% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over $4,491,367.

            Class P Certificates: All Certificates bearing the designation of "Class P Certificates".

            Class R Certificates: All Certificates bearing the designation of "Class R Certificates".

            Class X Certificates: All Certificates bearing the designation of "Class X Certificates".

            Class X Distributable Amount: On any Distribution Date, the sum of
(i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as a Subordination Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

            Class X Interest: The Upper Tier Regular Interest represented by the Class X Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

            Closing Date: June 27, 2003.

            Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

            Collection Account: As defined in Section 3.10(a).

            Compensating Interest: For any Distribution Date, the lesser of (a) the Prepayment Interest Shortfall, if any, for such Distribution Date, with respect to voluntary Principal Prepayments in full by the Mortgagor (excluding any payments made upon liquidation of the Mortgage Loan) and (b) the amount of the Servicing Fee payable to the applicable Servicer for such Distribution Date.

            Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

            Corporate Trust Office: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: Trust Administration-MS03H1, facsimile no. (714) 247-6478 and which is the address to which notices to and correspondence with the Trustee should be directed.

            Corresponding Class: The class of interests in any REMIC created under this Agreement that corresponds to the Class of interests in another such REMIC or to a Class of Certificates in the manner set out below:

         Lower Tier                Upper Tier        Corresponding Class
      Class Designation         Regular Interest       of Certificates
      -----------------         ----------------     -------------------
       Class LT-A-1                Class A-1              Class A-1
       Class LT-A-2                Class A-2              Class A-2
       Class LT-A-3                Class A-3              Class A-3
       Class LT-A-4                Class A-4              Class A-4
       Class LT-M-1                Class M-1              Class M-1
       Class LT-M-2                Class M-2              Class M-2
       Class LT-M-3                Class M-3              Class M-3
       Class LT-B-1                Class B-1              Class B-1
       Class LT-B-2                Class B-2              Class B-2
       Class LT-B-3                Class B-3              Class B-3
             N/A                   Class X                Class X

            Cumulative Loss Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the calendar month preceding the month in which such Distribution Date occurs and the denominator of which is the Cut-off Date Pool Principal Balance of the Mortgage Loans.

            Custodial File: With respect to each Mortgage Loan, the file retained by the Trustee consisting of items (a) - (h) as listed on Exhibit K hereto.

            Cut-off Date: June 1, 2003

            Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balances of all Mortgage Loans as of the Cut-off Date.

            Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

            Data Tape Information: The information provided by the Originators (or in the case of items (2) and (8) below with respect to the Aames Mortgage Loans, by Provident) as of June 1, 2003 to the Depositor or the Purchaser setting forth the following information with respect to each Mortgage Loan: (1) the Mortgagor's name; (2) as to each Mortgage Loan, the Scheduled Principal Balance as of the Cut Off Date; (3) the Mortgage Rate Cap; (4) the Index; (5) a code indicating whether the Mortgaged Property is owner occupied; (6) the type of Mortgaged Property; (7) the first date on which the Scheduled Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (8) the "paid through date" based on payments received from the related Mortgagor; (9) the original principal amount of the Mortgage Loan; (10) with respect to Adjustable Rate Mortgage Loans, the Maximum Mortgage Rate; (11) the type of Mortgage Loan (i.e., Fixed Rate or Adjustable Rate Mortgage Loan); (12) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take out refinance); (13) a code indicating the documentation style (i.e., full, asset verification, income verification and no documentation); (14) the credit risk score (FICO score);
(15) the loan credit grade classification (as described in the underwriting guidelines); (16) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate; (17) the Mortgage Rate at origination; (18) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut off Date; (19) the value of the Mortgaged Property; (20) a code indicating the type of Prepayment Charges applicable to such Mortgage Loan, if any; (21) with respect to each Adjustable Rate Mortgage Loan, the Periodic Mortgage Rate Cap; (22) the applicable Originator of such Mortgage Loan and (23) if such Mortgage Loan is covered by a primary mortgage insurance policy, the primary mortgage insurance rate. With respect to the Mortgage Loans in the aggregate, the Data Tape Information shall set forth the following information, as of the Cut off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

            Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

            Delay Certificates: As specified in the Preliminary Statement.

            Deleted Mortgage Loan: As defined in Section 2.03.

            Delinquent: A Mortgage Loan is "Delinquent" if any Scheduled Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if the Scheduled Payment due on a Due Date has not been received by the close of business on the last day of the month immediately succeeding the month in which such Due Date occurs.

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

            Depositor: Morgan Stanley ABS Capital I Inc., a Delaware corporation, and its successors in interest.

            Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

            Depository Institution: Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's, F1+ by Fitch and A-1 by Standard & Poor's.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: With respect to each Remittance Date, the 18th day (or if such day is not a Business Day, the immediately preceding Business
Day) in the calendar month in which such Remittance Date occurs.

            Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.07(d) in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of Morgan Stanley ABS Capital I Inc. Mortgage Pass-Through Certificates, Series 2003-HE1." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

            Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such day is not a Business Day, the next succeeding Business Day, commencing in July 2003.

            Document Certification and Exception Report: The report attached to Exhibit F hereto.

            Due Date: The day of the month on which the Scheduled Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

            Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" by Standard & Poor's, "F-1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to each Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            ERISA-Restricted Certificate: As specified in the Preliminary Statement.

            Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.09(b).

            Escrow Payments: As defined in Section 3.09(b) of this Agreement.

            Event of Default: As defined in Section 7.01.

            Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Trustee pursuant to Sections 3.07(b) and 3.07(c) in the name of the Trustee for the benefit of the Regular Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of Morgan Stanley ABS Capital I Inc. Trust 2003-HE1, Mortgage Pass-Through Certificates, Series 2003-HE1." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

            Excess Subordinated Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on such Distribution Date over (b) the Specified Subordinated Amount for such Distribution Date.

            Expense Fee Rate: As to each Mortgage Loan, a per-annum rate equal to the sum of the Servicing Fee Rate, the Trustee Fee Rate and any lender-paid primary mortgage insurance fee rate, if applicable.

            Expense Fees: As to each Mortgage Loan, the sum of the Servicing Fee, the Trustee Fee and any lender-paid primary mortgage insurance fee, if applicable.

            Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for such Distribution Date and (y) the related Subordination Deficiency for such Distribution Date.

            Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the applicable Originator, Provident or the Depositor, as applicable, as contemplated by this Agreement), a determination made by the applicable Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the applicable Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

            Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date in each of the following months:

                                                                Month of Final
                                                                  Scheduled
                                                               Distribution Date
                                                               -----------------
Class A-1 Certificates....................................        May, 2033
Class A-2 Certificates....................................        May, 2033
Class A-3 Certificates....................................        May, 2033
Class A-4 Certificates....................................        May, 2033
Class M-1 Certificates....................................        May, 2033
Class M-2 Certificates....................................        May, 2033
Class M-3 Certificates....................................        May, 2033
Class B-1 Certificates....................................        May, 2033
Class B-2 Certificates....................................        May, 2033
Class B-3 Certificates....................................        May, 2033
Class X Certificates......................................        May, 2033
Class P Certificates......................................        May, 2033
Class R Certificates......................................        May, 2033

            Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: MBS Monitoring - Morgan Stanley ABS Capital I Inc. 2003-HE1, or such other address as Fitch may hereafter furnish to the Depositor and the Servicers.

            Fixed Rate Mortgage Loan: A fixed rate Mortgage Loan.

            Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the applicable Index to determine the Mortgage Rate.

            Group I Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

            Group II Class A Certificates: The Class A-2, Class A-3 and Class A-4 Certificates.

            Group II Class A Sequential Certificates: The Class A-3 and Class A-4 Certificates.

            Group II Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

            Index: As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Accrual Period: With respect to each Class of Non-Delay Certificates and the Corresponding Class of Lower Tier Regular Interests and any Distribution Date, the period commencing on the Distribution Date occurring in the month preceding the month in which the current Distribution Date occurs and ending on the day immediately preceding the current Distribution Date (or, in the case of the first Distribution Date, the period from and including the Closing Date to but excluding such first Distribution Date). For purposes of computing interest accruals on each Class of Non-Delay Certificates, each Interest Accrual Period has the actual number of days in such month and each year is assumed to have 360 days.

            Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Rate is adjusted.

            Interest Rate Cap Payment: Beginning on the first Distribution Date and continuing through the immediately succeeding 35 Distribution Dates thereafter, an amount, if any, equal to the product of (a) the lesser of (i) (A) prior to the reset date under the Cap Agreement occurring in July 2005, the percentage by which one-month LIBOR (as defined in the Cap Agreement) as of the related reset date under the Cap Agreement exceeds 7.00% or (B) on and after the reset date under the Cap Agreement occurring in July 2005 until the reset date under the Cap Agreement occurring in June 2006, the percentage by which one-month LIBOR (as defined in the Cap Agreement) as of the related reset date under the Cap Agreement exceeds 7.375% and (ii) (A) prior to the reset date under the Cap Agreement occurring in July 2005, 1.375% or (B) on and after the reset date under the Cap Agreement occurring in July 2005 until the reset date under the Cap Agreement occurring in June 2006, 1%, as applicable, and (b) the product of the notional balance and multiplier for such reset date as set forth on the schedule attached to the Cap Agreement, calculated on an "actual/360" basis.

            Investment Account: As defined in Section 3.12(a).

            Late Collections: With respect to any Mortgage Loan and any Due Period, all amounts received after the Determination Date immediately following such Due Period, whether as late payments of Scheduled Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent for such Due Period and not previously recovered.

            LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar loan to leading European banks.

            LIBOR Certificates: As specified in the Preliminary Statement.

            LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Cash received in connection with the liquidation of a Liquidated Mortgage Loan, whether through a trustee's sale, foreclosure sale or otherwise.

            Loan Group: The Group I Mortgage Loans or the Group II Mortgage Loans, as applicable.

            Loan Group Cap: The Loan Group I Cap or the Loan Group II Cap, as applicable.

            Loan Group I Cap: With respect to the Group I Mortgage Loans as of any Distribution Date, the product of (i) the weighted average of the Adjusted Net Mortgage Rates then in effect on the beginning of the related Due Period on the Group I Mortgage Loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Accrual Period related to such Distribution Date.

            Loan Group II Cap: With respect to the Group II Mortgage Loans as of any Distribution Date, the product of (i) the weighted average of the Adjusted Net Mortgage Rates then in effect on the beginning of the related Due Period on the Group II Mortgage Loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Accrual Period related to such Distribution Date.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan as of the Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination, and
(b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

            London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

            Lower Tier Regular Interest: Each of the Class LT-A-1, Class LT-A-2, Class LT-A-3, Class LT-A-4, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-B-1, Class LT-B-2, Class LT-B-3, Class LT-Group I, Class LT-Group II and Class LT-Accrual Interests as described in the Preliminary Statement.

            Lower Tier REMIC: As described in the Preliminary Statement.

            Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that (i) is set forth on the Data Tape Information and in the related Mortgage Note and (ii) is the maximum interest rate to which the Mortgage Rate on such Adjustable Rate Mortgage Loan may be increased during the lifetime of such Adjustable Rate Mortgage Loan.

            Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that (i) is set forth on the Data Tape Information and in the related Mortgage Note and (ii) is the minimum interest rate to which the Mortgage Rate on such Adjustable Rate Mortgage Loan may be decreased during the lifetime of such Adjustable Rate Mortgage Loan.

            Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.03.

            Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b), the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicers.

            Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

            Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Scheduled Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, Prepayment Charges, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased Mortgage Loans.

            Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Mortgage Loan number; (2) the city, state and zip code of the Mortgaged Property; (3) the number and type of residential units constituting the Mortgaged Property; (4) the current Mortgage Interest Rate; (5) the current net Mortgage Interest Rate; (6) the current Scheduled Payment; (7) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (8) the original term to maturity; (9) the scheduled maturity date; (10) the principal balance of the Mortgage Loan as of the Cut off Date after deduction of payments of principal due on or before the Cut off Date whether or not collected; (11) with respect to each Adjustable Rate Mortgage Loan, the next Interest Rate Adjustment Date; (12) with respect to each Adjustable Rate Mortgage Loan, the lifetime Mortgage Interest Rate Cap; (13) whether the Mortgage Loan is convertible or not; (14) the Servicing Fee; (15) whether such Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan; (16) the applicable Originator's name, (17) the date such Mortgage Loan was sold by the applicable Originator to the Purchaser; and (18) whether such Mortgage Loan provides for a prepayment penalty as well as the term and amount of such prepayment penalty, if any.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

            Mortgage Rate: The annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time in the case of an Adjustable Rate Mortgage Loan.

            Mortgage Rate Caps: With respect to an Adjustable Rate Mortgage Loan, the Periodic Mortgage Rate Cap, the Maximum Mortgage Rate, and the Minimum Mortgage Rate for such Mortgage Loan.

            Mortgaged Property: With respect to each Mortgage Loan, the real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by the related Mortgage Note.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.02(a)(iii) (before giving effect to distributions pursuant to such subsection).

            Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

            New Century: NC Capital Corporation, a California corporation, and its successors in interest.

            New Century Assignment Agreement: The Assignment and Recognition Agreement, dated as of June 27, 2003, by and among the Depositor, the Purchaser and New Century.

            New Century Mortgage Loans: The Mortgage Loans for which New Century is identified as Originator on the Mortgage Loan Schedule.

            New Century Purchase Agreement: The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2003, by and between New Century and the Purchaser, as assigned by the Purchaser to the Depositor, solely insofar as the New Century Purchase Agreement relates to the New Century Mortgage Loans, pursuant to the New Century Assignment Agreement.

            NIM Securities: Any debt securities issued by the NIM Trust that are rated by Standard & Poor's.

            NIM Trust: Morgan Stanley ABS Capital I Inc. NIM Trust 2003-HE1N, a Cayman Islands exempted company with limited liability.

            Non-Delay Certificates: As specified in the Preliminary Statement.

            Non-Permitted Transferee: A Person other than a Permitted
Transferee.

            Nonrecoverable P&I Advance: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds, or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

            Nonrecoverable Servicing Advance: Any Servicing Advances previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in accordance with Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise. The determination by the applicable Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advances, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered to the Trustee.

            Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

            Offered Certificates: As specified in the Preliminary Statement.

            Officer's Certificate: A certificate signed by an officer of either Servicer with responsibility for the servicing of the Mortgage Loans required to be serviced by such Servicer and listed on a list delivered to the Trustee pursuant to this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be in-house counsel for a Servicer or a Subservicer, reasonably acceptable to the Trustee, provided that any Opinion of Counsel relating to (a) qualification of either the Lower Tier REMIC or Upper Tier REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of such Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in such Servicer of the Mortgage Loans or in an affiliate of either and
(iii) is not connected with such Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

            Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10% or less of the Cut-off Date Pool Principal Balance.

            Originators: Each of Aames, Accredited, Provident and New Century.

            OTS: Office of Thrift Supervision, and any successor thereto.

            Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Trustee or
            delivered to the Trustee for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

            Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

            Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            P&I Advance: As to any Mortgage Loan or REO Property, any advance made by the applicable Servicer in respect of any Remittance Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.01.

            Pass-Through Margin: With respect to each Class of Regular Certificates, the following percentages: Class A-1 Certificates, 0.44%; Class A-2 Certificates, 0.37%; Class A-3 Certificates, 0.11%; Class A-4 Certificates, 0.50%; Class M-1 Certificates, 0.80%; Class M-2 Certificates, 1.90%; Class M-3 Certificates, 2.25%; Class B-1 Certificates, 3.15%; Class B-2 Certificates, 3.75%; and Class B-3 Certificates, 3.75%. On the first Distribution Date after the Optional Termination Date, the Pass-Through Margins shall increase to: Class A-1 Certificates, 0.88%; Class A-2 Certificates, 0.74%; Class A-3 Certificates, 0.22%; Class A-4 Certificates, 1.00%; Class M-1 Certificates, 1.20%; Class M-2 Certificates, 2.85%; Class M-3 Certificates, 3.375%; Class B-1 Certificates, 4.725%; Class B-2 Certificates, 5.625%; and Class B-3 Certificates, 5.625%.

            Pass-Through Rate: For each Class of Certificates and each Lower Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

            Periodic Mortgage Rate Cap: With respect to an Adjustable Rate Mortgage Loan, the periodic limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

            Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by a Servicer, the Trustee or any of their respective
Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution and rated F1+ by Fitch;

                  (iii) repurchase obligations with respect to any security
            described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing
            discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds, including money market funds advised by the Depositor or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAA" by Standard & Poor's and at least "AA" by Fitch; and

                  (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause either the Lower Tier REMIC or the Upper Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Physical Certificates: As specified in the Preliminary Statement.

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

            Prepayment Charge: Any prepayment premium, penalty or charge collected by the applicable Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any voluntary Principal Prepayment in Full pursuant to the terms of the related Mortgage Note.

            Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment which is not accompanied by an amount equal to one month of interest that would have been due on such Mortgage Loan on the next succeeding Due Date and which was applied by the applicable Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to the product of (a) the Mortgage Rate net of the Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Prepayment Period.

            Prepayment Period: With respect to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

            Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, excluding any Prepayment Charge thereon.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Principal Remittance Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a Mortgage Loan due during such Due Period and received by the Servicers on or prior to the related Determination Date or advanced by the applicable Servicer for the related Remittance Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Prepayment Period; (ii) the Liquidation Proceeds on the Mortgage Loans allocable to principal actually collected by the Servicers during the related Prepayment Period; (iii) the portion of the purchase price allocable to principal with respect to each Mortgage Loan, the repurchase obligation for which arose during the related Prepayment Period, that was repurchased during the period from but excluding the Distribution Account Deposit Date preceding the prior Distribution Date through Distribution Account Deposit Date for the current Distribution Date; (iv) all Substitution Adjustment Amounts with respect to the substitutions of Mortgage Loans that occur during the calendar month in which such Distribution Date occurs; and (v) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

            Private Certificates: As specified in the Preliminary Statement.

            Prospectus Supplement: The Prospectus Supplement, dated June 24, 2003, relating to the Offered Certificates.

            Provident: The Provident Bank, an Ohio banking corporation, and its successors in interest.

            Provident Assignment Agreement: The Assignment and Recognition Agreement, dated as of June 27, 2003, by and among the Depositor, the Purchaser and Provident.

            Provident Data Tape Information: The information provided by Provident to the Depositor as of the Cut-off Date with respect to the Aames Mortgage Loans setting forth the following information with respect to each such Mortgage Loan: (1) the last payment date on which a payment was actually applied to the outstanding principal balance of each Mortgage Loan as of the Cut-off Date; and (2) the principal balance of each Mortgage Loan as of the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date.

            Provident Mortgage Loans: The Mortgage Loans for which Provident is identified as Originator on the Mortgage Loan Schedule.

            Provident Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, by and between Provident and the Purchaser, as assigned by the Purchaser to the Depositor, solely insofar as the Provident Purchase Agreement relates to the Provident Mortgage Loans, pursuant to the Provident Assignment Agreement.

            PTCE 95-60: As defined in Section 5.02(b).

            Purchase Agreements: Collectively, the Aames Purchase Agreement, the Accredited Purchase Agreement, the Provident Purchase Agreement and the New Century Purchase Agreement.

            Purchaser: Morgan Stanley Mortgage Capital Inc., a New York corporation, and its successors in interest, as purchaser of the Mortgage Loans under each of the Purchase Agreements.

            Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicers.

            Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of the amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

            Record Date: With respect to any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that for any Certificate issued in definitive form, the Record Date shall be the close of business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

            Reference Bank: As defined in Section 4.04.

            Regular Certificates: As specified in the Preliminary Statement.

            Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar state statutes.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

            Remittance Date: With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

            REO Disposition: The final sale by the applicable Servicer of any REO Property.

            REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate net of the Servicing Fee Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.17 by any income from the REO Property treated as a recovery of principal).

            REO Mortgage Loan: A Mortgage Loan where title to the related Mortgaged Property has been obtained by the Servicer in the name of the Trustee on behalf of the Certificateholders.

            REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: (i) With respect to any Mortgage Loan for which a breach of a representation and warranty made by the Depositor or Provident (with respect to the Aames Mortgage Loans) hereunder exists, an amount equal to the sum of (a) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, (b) interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Rate from the last date through which interest has been paid and distributed to the Trustee to the date of repurchase, (c) all unreimbursed Servicing Advances and (d) all costs and expenses incurred by the Trustee arising out of or based upon such breach, including without limitation, costs and expenses relating to the Trustee's enforcement of the repurchase obligation of Provident or the Depositor hereunder or (ii) with respect to any Mortgage Loan for which a breach of a representation and warranty made by the applicable Originator under either the related Purchase Agreement or the related Assignment Agreement exists, an amount equal to the sum of (a) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, (b) interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Rate from the last date through which interest has been paid and distributed to the Trustee to the date of repurchase and (c) all unreimbursed Servicing Advances, in each case, to the extent specified in the definition of "Repurchase Price" in the related Purchase Agreement. In addition to the Repurchase Price, each Originator, pursuant to the related Purchase Agreement, is obligated to make certain payments for material breaches of representation and warranties as further set forth in the related Purchase Agreement.

            Request for Release: The Request for Release submitted by either Servicer to the Trustee, substantially in the form of Exhibit J.

            Residual Certificates: As specified in the Preliminary Statement.

            Responsible Officer: When used with respect to the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

            Rule 144A Letter: As defined in Section 5.02(b).

            Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Securities Act: The Securities Act of 1933, as amended.

            Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

            Senior Specified Enhancement Percentage: As of any date of determination, 40.00%.

            Servicer Remittance Report: As defined in Section 4.03(d).

            Servicer: Chase or Provident, and if a successor servicer to either is appointed hereunder, such successor. When the term "Servicer" is used in this Agreement in connection with the administration of servicing obligations with respect to any Mortgage Loan, Mortgaged Property, REO Property or Mortgage File, "Servicer" shall mean (i) Chase, or its successor hereunder, with respect to the Accredited Mortgage Loans and (ii) Provident, or its successor hereunder, with respect to the Aames Mortgage Loans, the Provident Mortgage Loans and the New Century Mortgage Loans.

            Servicing Advances: The reasonable "out-of-pocket" costs and expenses (including legal fees) incurred by the applicable Servicer in the performance of its servicing obligations in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of a Mortgaged Property, (ii) any enforcement, administrative or judicial proceedings, including foreclosures and litigation, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.13 and 3.15 hereof. Neither Servicer shall be required to make any Nonrecoverable Advances.

            Servicing Fee: With respect to each Servicer, each Mortgage Loan serviced by such Servicer and for any calendar month, an amount equal to one month's interest at the Servicing Fee Rate on the applicable Stated Principal Balance of such Mortgage Loan as of the first day of such calendar month. Such fee shall be payable monthly, for any month or portion thereof during which the Mortgage Loan is serviced by the such Servicer under this Agreement. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and proceeds received with respect to REO Properties, to the extent permitted by Section 3.11) of such Scheduled Payment collected by such Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

            Servicing File: With respect to each Mortgage Loan, the file retained by the applicable Servicer consisting of originals or copies of all documents in the Mortgage File which are not delivered to the Trustee in the Custodial File and copies of the Mortgage Loan Documents set forth in Exhibit K hereto.

            Servicing Officer: Any officer of either Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by such Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

            Similar Law: As defined in Section 5.02(b).

            60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure and all REO Property.

            Specified Subordinated Amount: Prior to the Stepdown Date, an amount equal to 2.15% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 4.30% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

            Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - Morgan Stanley ABS Capital I Inc. 2003-HE1, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicers.

            Startup Day: The Closing Date.

            Stated Principal Balance: As to each Mortgage Loan and as of any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the Trustee with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received by the related Servicer on or prior to the related Determination Date or advanced by the related Servicer for the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period.

            Stepdown Date: The later to occur of (i) the earlier to occur of (a) the Distribution Date in July 2006 and (b) the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans applied to reduce the Stated Principal Balance of the Mortgage Loans for the applicable Distribution Date but prior to any applications of Principal Distribution Amount to the Certificates) is greater than or equal to the Senior Specified Enhancement Percentage.

            Subordinated Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the LIBOR Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

            Subordinated Certificates: As specified in the Preliminary
Statement.

            Subordination Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount applicable to such Distribution Date over (b) the Subordinated Amount applicable to such Distribution Date.

            Subordination Reduction Amount: With respect to any Distribution Date, on or after the Stepdown Date on which no Trigger Event exists, an amount equal to the lesser of (a) the Excess Subordinated Amount and (b) the Total Monthly Excess Spread.

            Subservicer: As defined in Section 3.02(a).

            Subservicing Account: As defined in Section 3.08.

            Subservicing Agreements: As defined in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan (i) substituted by an Originator for a Deleted Mortgage Loan pursuant to the terms of the related Purchase Agreement or (ii) substituted by the Depositor for a Deleted Mortgage Loan, which, if substituted by the Depositor, must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit J, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;
(iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Section 2.03.

            Substitution Adjustment Amount: As defined in Section 2.03.

            Tax Service Contract: As defined in Section 3.09(a).

            Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

            Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest on the Mortgage Loans received by the Servicers on or prior to the related Determination Date or advanced by the Servicers for the related Remittance Date (net of Expense Fees) over (ii) the sum of the amounts payable to the Certificates pursuant to Section 4.02(a)(i) on such Distribution Date.

            Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

            Transfer Affidavit: As defined in Section 5.02(c).

            Transferor Certificate: As defined in Section 5.02(b).

            Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the Stated Principal Balances of 60+ Day Delinquent Mortgage Loans, divided by (y) the aggregate Stated Principal Balance of the Mortgage Loans equals or exceeds 37.50% of the prior period's Senior Enhancement Percentage or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

 Distribution Date Occurring In                  Loss Percentage
-------------------------------  ---------------------------------------------
July 2006 through June 2007      4.00% for the first month, plus an additional
                                 1/12th of 2.00% for each month thereafter
                                 (e.g., 5.00% in January 2007)
July 2007 through June 2008      6.00% for the first month, plus an additional
                                 1/12th of 1% for each month thereafter (e.g.,
                                 6.50% in January 2008)
July 2008 through June 2009      7.00% for the first month, plus an additional
                                 1/12th of 0.50% for each month thereafter
                                 (e.g., 7.25% in January 2009)
July 2009 and thereafter         7.50%

            Trust: The express trust created hereunder in Section 2.01(d).

            Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal with respect thereto received on or after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or prior to the related Cut-off Date; (ii) the Collection Accounts, Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) with respect to the Group II Class A Certificates only, the rights of the Depositor under the Cap Agreement; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

            Trustee: Deutsche Bank National Trust Company, a national banking association, and its successors in interest and, if a successor trustee is appointed hereunder, such successor.

            Trustee Fee: As to any Distribution Date, an amount equal to the product of (a) one-twelfth of the Trustee Fee Rate and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Interest Accrual Period.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0050% per annum.

            Underwriters' Exemption: Any exemption listed under footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), or any successor exemption.

            Unpaid Interest Amounts: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

            Unpaid Realized Loss Amount: With respect to any Class of Subordinated Certificates and as to any Distribution Date, is the excess of (i) Applied Realized Loss Amounts with respect to such Class over (ii) the sum of all distributions in reduction of such Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a Class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of such Class.

            Upper Tier Regular Interest: As described in the Preliminary Statement.

            Upper Tier REMIC: As described in the Preliminary Statement.

            U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any, and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, the product of (i) the weighted average of the Adjusted Net Mortgage Rates then in effect on the beginning of the related Due Period on the Mortgage Loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Accrual Period related to such Distribution Date.

                                   ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, together with all rights of the Depositor under the Assignment Agreements and the Purchase Agreements (solely insofar as such Agreements relate to the Mortgage Loans), and the Trustee, on behalf of the Trust, hereby accepts the Trust Fund.

            (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _____________, without recourse" and signed (which may be by facsimile signature) in the name of the last endorsee by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Trustee is so advised in writing by the applicable Originator (pursuant to the applicable Purchase Agreement) that state law so allows;

            (ii) the original of any guaranty executed in connection with the Mortgage Note;

            (iii) the original Mortgage with evidence of recording thereon or a certified true copy of such Mortgage submitted for recording. If, in connection with any Mortgage Loan, the original Mortgage cannot be delivered with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Trustee shall notify the applicable Originator to deliver or cause to be delivered to the Trustee, as required under the applicable Purchase Agreement, a photocopy of such Mortgage, together with
      (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Originator (delivered pursuant to the applicable Purchase Agreement) or a certificate from an escrow company, a title company or closing attorney stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Originator; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

            (v) the original Assignment of Mortgage for each Mortgage Loan endorsed in blank;

            (vi) the originals of all intervening assignments of Mortgage (if any) evidencing a complete chain of assignment from the applicable originator to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of Mortgage, the Trustee shall notify the applicable Originator, to deliver, as required under the applicable Purchase Agreement, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Originator or a certificate from an escrow company, a title company or a closing attorney stating that such intervening assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of Mortgage or a copy of such intervening assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Originator; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

            (vii) the original mortgagee title insurance policy or attorney's opinion of title and abstract of title, or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if provided).

            The Depositor will use its reasonable efforts to assist the Trustee and the Servicers in enforcing the obligations of the Originators under the Purchase Agreements.

            The Depositor shall cause to be delivered to the Trustee the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 180 days from the Closing Date.

            From time to time, the Depositor or the applicable Servicer, as applicable, shall forward to the Trustee additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan in accordance with the terms of this Agreement upon receipt of such documents. All such mortgage documents held by the Trustee as to each Mortgage Loan shall constitute the "Custodial File".

           No later than thirty (30) Business Days following the later of the Closing Date and the date of receipt by the applicable Servicer of the complete recording information for a Mortgage, the applicable Servicer shall promptly submit or cause to be submitted for recording, at the expense of the applicable Originator as required pursuant to the related Purchase Agreement and at no expense to the Trust Fund, the Trustee, the applicable Servicer, or the Depositor, in the appropriate public office for real property records, each Assignment of Mortgage referred to in Section 2.01(b)(v). Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be completed and submitted for recording with respect to any Mortgage Loan
(i) if the Trustee and each Rating Agency have received an opinion of counsel, satisfactory in form and substance to the Trustee and each Rating Agency to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Trustee's interest in the related Mortgage Note or (ii) if the Rating Agencies have each notified the Depositor in writing that not recording any such Assignments of Mortgage would not cause the initial ratings on any LIBOR Certificates to be downgraded or withdrawn; provided, however, that no Servicer shall be held responsible or liable for any loss that occurs because an Assignment of Mortgage was not recorded, but only to the extent such Servicer has not received prior knowledge of the act or omission that causes such loss. However, if at any time that clause (i) or (ii) of the preceding sentence is no longer true or if foreclosure proceedings occur against a Mortgaged Property, the Depositor shall notify the applicable Servicer and the Servicer shall record such Assignment of Mortgage at the expense of the related Originator. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of June 1, 2003, Morgan Stanley ABS Capital I Inc. Trust 2003-HE1". In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Depositor shall promptly cause to be delivered a substitute Assignment of Mortgage to cure such defect and thereafter cause each such assignment to be duly recorded.

            On or prior to the Closing Date, the Depositor shall deliver to the Trustee a copy of the Data Tape Information in electronic, machine readable medium in a form mutually acceptable to the Trustee.

            (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "MORGAN STANLEY ABS CAPITAL I INC. TRUST 2003-HE1" and Deutsche Bank National Trust Company is hereby appointed as Trustee in accordance with the provisions of this Agreement.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans.

            The Trustee shall acknowledge, on the Closing Date, receipt by the Trustee of the documents identified in the Initial Certification in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee shall maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

            In connection with the Closing Date, the Trustee shall be required to deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or, as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan. The Trustee shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

            Within 90 days after the Closing Date, the Trustee shall ascertain that all documents identified in the Document Certification and Exception Report in the form attached hereto as Exhibit F are in its possession, and shall deliver to the Depositor a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents identified in the Document Certification and Exception Report and required to be reviewed by it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1), (2), (7) and (9) of the Mortgage Loan Schedule and items
(1), (9) and (17) of the Data Tape Information respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section
2.01 of this Agreement. The Trustee shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

            The Trustee shall retain possession and custody of each Custodial File in accordance with and subject to the terms and conditions set forth herein. The applicable Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the applicable Servicer from time to time.

            Section 2.03 Representations and Warranties; Remedies for Breaches of Representations and Warranties with Respect to the Mortgage Loans.

            (a) Chase hereby makes the representations and warranties set forth in Schedule II hereto to the Depositor and the Trustee, as of the dates set forth in such schedule, and Provident hereby makes the representations and warranties set forth in Schedules III and IV hereto to the Depositor and the Trustee, as of the dates set forth in such schedules.

            (b) The Depositor hereby makes the representations and warranties, set forth in Schedule V hereto, to the Trustee.

            (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the transfer of the Mortgage Loans by the Depositor to the Trustee, and shall inure to the benefit of the Trustee and, in the case of Section 2.03(a), the Depositor, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File.

            (d) Upon discovery by any of the parties hereto of a breach of a representation or warranty made by any Originator under the related Purchase Agreement or the related Assignment Agreement, as applicable, or Provident (with respect to the Aames Mortgage Loans) or the Depositor, as applicable, under this Agreement; that materially and adversely affects the value of any Mortgage Loan or the interests of the Trustee or the Certificateholders therein, the party discovering such breach shall give prompt written notice thereof to the other parties. Upon receiving written notice of a breach of a representation and warranty or written notice that a Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Trustee shall in turn notify the applicable Originator in writing to correct or cure, in accordance with the related Purchase Agreement, any such breach of a representation or warranty made by such Originator under either the related Purchase Agreement or the related Assignment Agreement, as applicable, within sixty (60) days from the date of notice from the Trustee or the discovery by such Originator of the breach, and if such Originator fails or is unable to correct or cure the defect or breach within such period, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by any Originator to correct or cure, the Trustee shall notify such Originator to repurchase the Mortgage Loan at the Repurchase Price or substitute a Substitute Mortgage Loan for such Mortgage Loan, in each case, pursuant to the terms of the related Purchase Agreement. Notwithstanding the foregoing, in the event that the Trustee receives notice of a breach (i) by Aames of the representations and warranties set forth in clauses (zz)(i),
(zz)(ii), (aaa), (bbb), (ccc) or (ddd) of Section 9.02 of the Aames Purchase Agreement, (ii) by Accredited of the representations and warranties set forth in clauses (ww)(ii), (xx), (yy), (aaa), or (eee) of Section 9.02 of the Accredited Purchase Agreement, (iii) by Provident of the representations and warranties set forth in clauses (zz), (aaa), (bbb), (ccc) or (ddd) of Section 9.02 of the Provident Purchase Agreement, or (iv) by New Century of the representations and warranties set forth in clauses (zz)(y), (zz)(z), (aaa), (bbb), (ccc) or (eee) of Section 9.02 of the New Century Purchase Agreement, the Trustee shall notify the related Originator to repurchase the Mortgage Loan at the Repurchase Price within sixty (60) days of such Originator's receipt of such notice. If, within ten (10) Business Days of receipt of such notice by such Originator, such Originator fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against such Originator under the related Purchase Agreement if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies.

            (e) In the event any Mortgage Loan does not conform to the requirements as determined in the Trustee's review of the related Custodial File, the Trustee shall notify the applicable Originator to correct or cure such defect as required under the related Purchase Agreement, and if such Originator fails or is unable to correct or cure the defect within the period set forth in the related Purchase Agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the Originator to correct or cure, the Trustee shall notify such Originator to repurchase the Mortgage Loan at the Repurchase Price or substitute a Substitute Mortgage Loan for such Mortgage Loan, in each case, pursuant to the terms of the related Purchase Agreement. If, within ten (10) Business Days of receipt of such notice by such Originator, such Originator fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the applicable Originator under the related Purchase Agreement if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies.

            (f) Within 90 days of the earlier of either discovery by or notice to Provident of any breach of a representation or warranty set forth on Schedule IV hereto that materially and adversely affects the value of any Mortgage Loan or the interest of the Trustee or the Certificateholders therein, Provident shall use its best efforts to promptly cure such breach in all material respects and, if such defect or breach cannot be remedied, Provident shall, at the Depositor's option, purchase such Mortgage Loan at the Repurchase Price.

            (g) Within 90 days of the earlier of either discovery by or notice to the Depositor of any breach of a representation or warranty set forth on
Schedule V hereto that materially and adversely affects the value of any Mortgage Loan or the interest of the Trustee or the Certificateholders therein, the Depositor shall use its best efforts to promptly cure such breach in all material respects and, if such defect or breach cannot be remedied, the Depositor shall purchase such Mortgage Loan at the Repurchase Price or substitute a Substitute Mortgage Loan for such Mortgage Loan.

            (h) Any substitution of a Substitute Mortgage Loan by an Originator will be made in accordance with the provisions of the related Purchase Agreement. With respect to any Substitute Mortgage Loan or Loans substituted by the Depositor, the Depositor shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by
Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the Due Period in which such substitution occurs shall not be part of the Trust Fund and will be retained by the Depositor or the applicable Originator, as applicable, on the next succeeding Distribution Date. For the Due Period in which such substitution occurs, distributions to Certificateholders on the next succeeding Distribution Date will include the Scheduled Payment due on any Deleted Mortgage Loan for the Due Date occurring in such Due Period, to the extent received by the related Determination Date, and thereafter the Depositor or the applicable Originator, as applicable, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

            (i) The applicable Servicer, based upon information provided by the Depositor or the applicable Originator, shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and, if the substitution is made by the Depositor, the Depositor shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit into the related Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Depositor or the applicable Originator, as applicable, and shall execute and deliver at the direction of the Depositor or the applicable Originator, as applicable, such instruments of transfer or assignment prepared by the Depositor or the applicable Originator, as applicable, of the Depositor in each case without recourse, representation or warranty as shall be necessary to vest title in the Depositor or the applicable Originator, as applicable, of the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

            (j) For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Servicer will determine the amount (if any) by which the aggregate unpaid principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the Scheduled Payments due in the Due Period of substitution). The amount of such shortage or the amount of any similar shortage with respect to a Substitute Mortgage Loan substituted by an Originator under the related Purchase Agreement (the "Substitution Adjustment Amount") plus, with respect to substitutions by the Depositor, an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited into the applicable Collection Account by the Depositor on or before the Distribution Account Deposit Date for the Distribution Date immediately following such substitution.

            Any Mortgage Loan repurchased pursuant to this Section 2.03 will be removed from the Trust Fund. The applicable Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of any Mortgage Loan repurchased and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee.

            In the event that any Originator, pursuant to either the related Purchase Agreement or the related Assignment Agreement, as applicable, or Provident or the Depositor, as applicable, pursuant to this Agreement, shall have repurchased a Mortgage Loan, the Repurchase Price therefor shall be deposited in the applicable Collection Account pursuant to Section 3.10 on or before the next Distribution Account Deposit Date and upon such deposit of the Repurchase Price and receipt of a Request for Release in the form of Exhibit J hereto, the Trustee shall release the related Custodial File held for the benefit of the Certificateholders to such Person as directed by the applicable Servicer, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee.

            It is understood and agreed that the obligation of any Originator under the related Purchase Agreement or the related Assignment Agreement, as applicable, or of Provident or the Depositor, as applicable, under this Agreement, to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing, together with any related indemnification obligations, shall constitute the sole remedies against such Persons respecting such breach available to Certificateholders, the Depositor, or the Trustee on their behalf.

            The provisions of this Section 2.03 shall survive delivery of the respective Custodial Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 The Depositor and the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and immediately prior to the transfer of the Mortgage Loans by it to the Trust, the Depositor had good title to the Mortgage Loans, free and clear of any liens, charges, claims or encumbrances whatsoever.

            The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans.

            Section 2.05 Delivery of Opinion of Counselin Connection with Substitutions.

            Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.03 shall be made more than 30 days after the Closing Date unless the related Originator (pursuant to the terms of the applicable Purchase Agreement) or the Depositor delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on either the Lower Tier REMIC or Upper Tier REMIC or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause either the Lower Tier REMIC or Upper Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Section 2.06 Execution and Delivery of Certificates.

            The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

            Section 2.07 REMIC Matters.

            The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is the Distribution Date occurring in May 2033 which is the Distribution Date following the latest Mortgage Loan maturity date.

            Section 2.08 Representations and Warranties of the Depositor.

            The Depositor hereby represents, warrants and covenants to the Trustee and the Servicers that as of the date of this Agreement or as of such date specifically provided herein:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

            (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicers and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

            (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

            (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

            (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

            (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 10.04 hereof.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.08 shall survive delivery of the respective Custodial Files to the Trustee and shall inure to the benefit of the Trustee.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

            Section 3.01 Servicers to Service Mortgage Loans.

            (a) For and on behalf of the Certificateholders, each Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

            (i) any relationship that such Servicer, any Subservicer or any Affiliate of such Servicer or any Subservicer may have with the related Mortgagor;

            (ii) the ownership or non-ownership of any Certificate by such Servicer or any Affiliate of such Servicer;

            (iii) such Servicer's obligation to make P&I Advances or Servicing Advances; or

            (iv) such Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

            To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with Accepted Servicing Practices, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.16, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Subservicer such documents provided to the Trustee as are necessary or appropriate to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on behalf of the Trustee. The Trustee shall execute a separate power of attorney in favor of the Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder. The Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney. Notwithstanding anything contained herein to the contrary, no Servicer or Subservicer shall without the Trustee's consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating such Servicer's or Subservicer's, as applicable, representative capacity, or (ii) take any action with the intent to, or which actually does cause, the Trustee to be registered to do business in any state.

            (b) Subject to Section 3.09(b) hereof, in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09(b), and further as provided in
Section 3.11. Any cost incurred by such Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

            (c) Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for a reduction of interest payments resulting from the application of the Soldiers' and Sailors' Relief Act of 1940, as amended, or any similar state statutes) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause either the Upper Tier REMIC or the Lower Tier REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions, or (iii) except as provided in Section 3.07(a), waive any Prepayment Charges.

            (d) The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release such Servicer from the responsibilities or liabilities arising under this Agreement.

            Section 3.02 Subservicing Agreements between a Servicer and Subservicers.

            (a) Each Servicer may enter into subservicing agreements with subservicers (each, a "Subservicer"), for the servicing and administration of the Mortgage Loans ("Subservicing Agreements"). The applicable Servicer shall, within a reasonable period of time, give notice to the Trustee of any such Subservicing Agreement. The Trustee shall not be required to review or consent to such Subservicing Agreements and shall have no liability in connection therewith.

            Each Subservicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution that has deposit accounts insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. Each Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement. Each Servicer and the respective Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee, without the consent of the Trustee. Any variation without the consent of the Trustee from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to such Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. Each Servicer shall deliver to the Trustee and the Depositor copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon such Servicer's execution and delivery of such instruments.

            (b) As part of its servicing activities hereunder, each Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, shall enforce the obligations of each Subservicer under the related Subservicing Agreement to which such Servicer is a party, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as such Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Each Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

            Section 3.03 Successor Subservicers.

            Each Servicer shall be entitled to terminate any Subservicing Agreement to which such Servicer is a party and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer party to the related Subservicing Agreement without any act or deed on the part of such Subservicer or such Servicer, and such Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 3.02.


            Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Depositor or the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer party to the related Subservicing Agreement shall, for any reason, no longer be a Servicer (including termination due to an Event of Default).

            Section 3.04 Liability of the Servicers.

            Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and primarily liable to the Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering such Mortgage Loans. Each Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of such Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            Section 3.05 No Contractual Relationship between Subservicers and the Trustee.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the related Servicer alone, and the Trustee (or any successor to such Servicer) shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.06. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether such Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

            In the event a Servicer at any time shall for any reason no longer be a Servicer (including by reason of the occurrence of an Event of Default), the Trustee, or its designee, or the successor Servicer if the successor is not the Trustee, shall thereupon assume all of the rights and obligations of such Servicer under each Subservicing Agreement that such Servicer may have entered into, with copies thereof provided to the Trustee, or the successor Servicer if the successor is not the Trustee, prior to the Trustee, or the successor Servicer if the successor is not the Trustee, assuming such rights and obligations, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.03.

            Upon such assumption, the Trustee, its designee or the successor servicer shall be deemed, subject to Section 3.03, to have assumed all of such Servicer's interest therein and to have replaced such Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that (i) such Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be a Servicer and (ii) none of the Depositor, the Trustee, their designees or any successor to such Servicer shall be deemed to have assumed any liability or obligation of such Servicer that arose before it ceased to be a Servicer.

            Such Servicer at its expense shall, upon request of the Trustee, its designee or the successor Servicer deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced by it and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

            Section 3.07 Collection of Certain Mortgage Loan Payments.

            (a) Each Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Scheduled Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.01(d) pursuant to which the Servicer shall not be required to make any such advances that are Nonrecoverable P&I Advances. Notwithstanding the foregoing, the Servicer may waive, in whole or in part, a Prepayment Charge only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (ii) such Prepayment Charge is not permitted to be collected by applicable law. If a Prepayment Charge is waived other than as permitted by the prior sentence, then the applicable Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the related Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account; provided, however, that the applicable Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time.

            (b) (i) The Trustee shall establish and maintain the Excess Reserve Fund Account, on behalf of the Class X Certificateholders, to receive any Basis Risk Payment and any Interest Rate Cap Payment and to secure their limited recourse obligation to pay to the LIBOR Certificateholders Basis Risk CarryForward Amounts.

            (ii) On each Distribution Date, the Trustee shall deposit the amount of any Basis Risk Payment and any Interest Rate Cap Payment for such date into the Excess Reserve Fund Account.

            (c) (i) On each Distribution Date on which there exists a Basis Risk CarryForward Amount on any Class of Certificates, the Trustee shall (1) withdraw from the Distribution Account and deposit in the Excess Reserve Fund Account, as set forth in Section 4.02(a)(iii)(M), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in the definition thereof with respect to the Basis Risk Payment) (to the extent remaining after the distributions specified in Sections 4.02(a)(iii)(A)-(L)) and (y) the aggregate Basis Risk CarryForward Amounts for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of Certificates the Basis Risk CarryForward Amount. Such payments shall be allocated to those Classes on a pro rata basis based upon the amount of Basis Risk CarryForward Amount owed to each such Class and shall be paid in the priority set forth in Sections 4.02(a)(iii)(N)-(O) hereof.

            (ii) The Trustee shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of the subchapter J of the Code and not an asset of any REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal tax purposes, amounts transferred by the Upper Tier REMIC to the Excess Reserve Fund Account shall be treated as distributions by the Trustee to the Class X Certificateholders.

            (iii) Any Basis Risk CarryForward Amounts paid by the Trustee to the LIBOR Certificateholders shall be accounted for by the Trustee as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of LIBOR Certificates. In addition, the Trustee shall account for the LIBOR Certificateholders' rights to receive payments of Basis Risk CarryForward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the LIBOR Certificateholders.

            (iv) Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any payments from the Excess Reserve Fund Account except as expressly set forth in this Section 3.07(c).

            (d) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicers to the Trustee pursuant to Section 3.11;

            (ii) any amount deposited by the Servicers pursuant to Section 3.12(b) in connection with any losses on Permitted Investments; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

            In the event that a Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering notice to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.02.

            (e) The Trustee may (but is not obligated to) invest the funds in the Distribution Account, in one or more Permitted Investments, in accordance with Section 3.12. The Trustee shall be entitled to withdraw from the Distribution Account any income or gain earned on such funds deposited therein for its own benefit.

            (f) Each Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account within a reasonable period of time prior to any change thereof.

            Section 3.08 Subservicing Accounts.

            In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be an Eligible Account and shall otherwise be acceptable to the related Servicer. The Subservicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Subservicer's receipt thereof, all proceeds of Mortgage Loans received by the Subservicer less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Subservicer shall thereafter deposit such proceeds in the Collection Account of the related Servicer or remit such proceeds to the related Servicer for deposit in the Collection Account of the related Servicer not later than two Business Days after the deposit of such amounts in the Subservicing Account. For purposes of this Agreement, such Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) The Servicer shall enforce the obligations under each paid-in-full, life-of-the-loan tax service contract in effect with respect to each Mortgage Loan (each, a "Tax Service Contract"). Each Tax Service Contract shall be assigned to the Trustee, or a successor Servicer at the applicable Servicer's expense in the event that a Servicer is terminated as Servicer of the related Mortgage Loan.

            (b) To the extent that the services described in this paragraph (b) are not otherwise provided pursuant to the Tax Service Contracts described in paragraph (a) hereof, the Servicer undertakes to perform such functions. The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Escrow Accounts"), which shall be Eligible Accounts. The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all collections from the Mortgagors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Escrow Accounts, in no event more than two Business Days after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Subservicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.13 (with respect to hazard insurance);
(iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; (v) clear and terminate the Escrow Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement or (vi) recover amounts deposited in error. As part of its servicing duties, the Servicer or Subservicers shall pay to the Mortgagors interest on funds in Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure of a tax lien. The Servicer assumes full responsibility for the payment of all such bills within such time and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments; provided, however, that such advances are deemed to be Servicing Advances.

            Section 3.10 Collection Accounts.

            (a) On behalf of the Trustee, each Servicer shall establish and maintain, or cause to be established and maintained, one or more Eligible Accounts (each such account or accounts, a "Collection Account"), held in trust for the benefit of the Trustee. On behalf of the Trustee, each Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Servicer's receipt thereof, and shall thereafter deposit in the related Collection Account, in no event more than two Business Days after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the related Cut-off Date but allocable to a Due Period subsequent thereto:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

            (iii) all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the express requirements of law or in accordance with prudent and customary servicing practices and Liquidation Proceeds;

            (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the related Collection Account;

            (v) any amounts required to be deposited by such Servicer pursuant to the second paragraph of Section 3.13(a) in respect of any blanket policy deductibles;

            (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with this Agreement; and

            (vii) all Prepayment Charges collected by such Servicer.

            The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, NSF fees, reconveyance fees, assumption fees and other similar fees and charges need not be deposited by each Servicer in the related Collection Account and shall, upon collection, belong to the applicable Servicer as additional compensation for its servicing activities. In the event a Servicer shall deposit in the related Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from its Collection Account, any provision herein to the contrary notwithstanding.

            (b) Funds in the Collection Accounts may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. Each Servicer shall give notice to the Trustee and the Depositor of the location of the related Collection Account maintained by it when established and prior to any change thereof.

            Section 3.11 Withdrawals from the Collection Accounts.

            (a) Each Servicer shall, from time to time, make withdrawals from the related Collection Account for any of the following purposes or as described in Section 4.01:

            (i) on or prior to the Remittance Date, to remit to the Trustee (i) the Trustee Fee with respect to such Distribution Date and (ii) all Available Funds in respect of the related Distribution Date together with all amounts representing Prepayment Charges from the Mortgage Loans received during the related Prepayment Period;

            (ii) to reimburse such Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Scheduled Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.01;

            (iii) to pay such Servicer or any Subservicer (a) any unpaid Servicing Fees or (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or other amounts as may be collected by such Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan (or the related REO Property);

            (iv) to pay to such Servicer as servicing compensation (in addition to the Servicing Fee) on the Remittance Date any interest or investment income earned on funds deposited in its Collection Account;

            (v) to pay to an Originator, the Depositor or Provident as applicable, with respect to each Mortgage Loan that has previously been repurchased or replaced pursuant to the applicable Purchase Agreement, the applicable Assignment Agreement or this Agreement, respectively, all amounts received thereon subsequent to the date of purchase or substitution, as further described herein;

            (vi) to reimburse such Servicer for any P&I Advance or Servicing Advance previously made which such Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.01;

            (vii) to pay, or to reimburse such Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to
      Section 3.15;

            (viii) to reimburse such Servicer or the Depositor for expenses incurred by or reimbursable to such Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

            (ix) to reimburse such Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the repurchase obligation of an Originator, the Depositor or Provident, as applicable, that were included in the Repurchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the repurchase obligation, to the extent not otherwise paid pursuant to the terms hereof;

            (x) to withdraw any amounts deposited in the related Collection Account in error;

            (xi) to withdraw any amounts held in the related Collection Account and not required to be remitted to the Trustee on the Remittance Date occurring in the month in which such amounts are deposited into such Collection Account, to reimburse such Servicer for unreimbursed P&I Advances; and

            (xii) to clear and terminate the related Collection Account upon termination of this Agreement;

            (b) Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from its Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (a)(ii), (iii), (v), (vi), (vii), (viii) and (ix) above. Each Servicer shall provide written notification (as set forth in Section 4.01(d) hereof) to the Depositor, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the related Collection Account pursuant to subclause (a)(vii) above.

            Section 3.12 Investment of Funds in the Accounts.

            (a) Each Servicer may invest the funds in the related Collection Account and the Trustee may (but is not obligated to) invest funds in the Distribution Account (for purposes of this Section 3.12, such Accounts are referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds and any income and gain realized thereon over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee may:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds deposited in the related Collection Account held by or on behalf of the related Servicer, shall be for the benefit of such Servicer and shall be subject to its withdrawal in the manner set forth in Section 3.11. Such Servicer shall deposit in its Collection Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

            (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Trustee, shall be for the benefit of the Trustee and shall be subject to the Trustee's withdrawal in the manner set forth in Section 3.07(e). The Trustee shall deposit in the Distribution Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

            (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            (e) The Trustee shall not be liable for the amount of any loss incurred with respect of any investment or lack of investment of funds held in any Investment Account or the Distribution Account if made in accordance with this Section 3.12.

            (f) The Trustee or its Affiliates shall be permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to this Agreement.

            Section 3.13 Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

            (a) Each Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Each Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. Each Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by any Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that such Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by any Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Trustee, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the applicable Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

            In the event that any Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case such Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the related Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, each Servicer agrees to prepare and present, on behalf of itself, the Trustee claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

            (b) Each Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of such Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless such Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. Each Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless such Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall provide the Trustee upon request with copies of any such insurance policies and fidelity bond. Each Servicer shall be deemed to have complied with this provision if an Affiliate of applicable Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to such Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. Each Servicer shall also cause each Subservicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

            Section 3.14 Enforcement of Due-On-Sale Clauses Assumption
Agreements.

            Each Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that no Servicer shall be required to take such action if, in its sole business judgment, a Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If a Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or if any of the other conditions set forth in the proviso to the preceding sentence apply, such Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Each Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, that no such substitution shall be effective unless such person satisfies the underwriting criteria of such Servicer, has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption, modification or substitution, such Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. No Servicer shall take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by a Servicer in respect of an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Scheduled Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. Each Servicer shall notify the Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, a Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which such Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Section 3.15 Realization upon Defaulted Mortgage Loans.

            Each Servicer shall use its best efforts, consistent with customary servicing practices as described in Section 3.01, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from this Agreement pursuant to any other provision hereof. Each Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Trustee, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, a Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Trustee, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by such Servicer through Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. Each Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

            The proceeds of any liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicers or any Subservicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11 or 3.17; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the liquidation or REO Disposition, or to the Due Date prior to the Remittance Date on which such amounts are to be distributed if not in connection with a liquidation or REO Disposition; third, to reimburse any Servicer for any related unreimbursed P&I Advances, pursuant to Section 3.11; and fourth, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, as interest at the Mortgage Rate (net of the Servicing Fee Rate). The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the applicable Servicer or any Subservicer pursuant to Section 3.11 or 3.17. The portions of the recovery so allocated to interest at the Mortgage Rate (net of the Servicing Fee Rate) and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicers or any Subservicer for any related unreimbursed Servicing Advances in accordance with Section 3.11 or 3.17, and second, to the Trustee in accordance with the provisions of Section 4.02, subject to the last paragraph of Section 3.17 with respect to certain excess recoveries from an REO Disposition.

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event a Servicer has received actual notice of, or has actual knowledge of the presence of, hazardous or toxic substances or wastes on the related Mortgaged Property, or if the Trustee otherwise requests, such Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, such Servicer shall promptly provide the Trustee and the Depositor with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Depositor shall determine how the applicable Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Depositor directs such Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean-up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 3.11 hereof. In the event the Depositor directs a Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, such Servicer shall be reimbursed from general collections for all Servicing Advances made with respect to the related Mortgaged Property from the Collection Account pursuant to Section 3.11 hereof.

            Section 3.16 Release of Mortgage Files.

            (a) Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, such Servicer will, on or before the last day of the month in which such payment in full occurs, notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the related Collection Account pursuant to Section
3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File by submitting a Request for Release to the Trustee. Upon receipt of such certification and Request for Release, the Trustee shall promptly release the related Custodial File to such Servicer within two
(2) Business Days. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Collection Account.

            (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Insurance Policy relating to the Mortgage Loans, the Trustee shall, upon request of such Servicer and delivery to the Trustee, of a Request for Release, release the related Custodial File to such Servicer, and the Trustee shall, at the direction of such Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and such Servicer shall retain the Mortgage File in trust for the benefit of the Trustee. Such Request for Release shall obligate the applicable Servicer to return each and every document previously requested from the Custodial File to the Trustee when the need therefor by such Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the related Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and such Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the related Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the applicable Servicer or its designee upon request therefor. Upon receipt of a Request for Release under this Section 3.16, the Trustee shall deliver the related Custodial File to the requesting Servicer by regular mail, unless such Servicer requests that the Trustee deliver such Custodial File to such Servicer by overnight courier (in which case such delivery shall be at such Servicer's expense).

            Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to any Servicer copies of any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity, or shall exercise and deliver to such Servicer a power of attorney sufficient to authorize such Servicer to execute such documents on its behalf. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

            Section 3.17 Title, Conservation and Disposition of REO Property.

            (a) This Section shall apply only to REO Properties acquired for the account of the Trustee and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trustee pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the applicable Servicer shall cause the deed or certificate of sale to be issued in the name of the Trustee, on behalf of the Certificateholders. Upon written request by the applicable Servicer, the Trustee shall provide such Servicer with a power of attorney prepared by such Servicer with respect to such REO Property.

            (b) Each Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. Each Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as such Servicer deems to be in the best interest of the Trustee. Each Servicer shall notify the Trustee from time to time as to the status of each REO Property. The Trustee shall have no obligations with respect to any REO Dispositions.

            (c) [Reserved.]

            (d) Each Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall deposit such funds in the related Collection Account.

            (e) Each Servicer shall deposit net of reimbursement to such Servicer for any related outstanding Servicing Advances and unpaid Servicing Fees provided in Section 3.11 hereof, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

            (f) Each Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.11.

            (g) Any net proceeds from an REO Disposition which are in excess of the unpaid principal balance of the related Mortgage Loan, plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition shall be retained by the applicable Servicer as additional servicing compensation.

            (h) Each Servicer shall use its reasonable best efforts to sell, or cause the Subservicer to sell, in accordance with Accepted Servicing Practices, any REO Property as soon as possible, but in no event later than the conclusion of the third calendar year beginning after the year of its acquisition by the Lower Tier REMIC unless (i) such Servicer applies for an extension of such period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e)(3), in which event such REO Property shall be sold within the applicable extension period, or (ii) such Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Depositor, the Trustee and such Servicer, to the effect that the holding by the Lower Tier REMIC of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Lower Tier REMIC or Upper Tier REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time. Each Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Lower Tier REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under Section 860G(a)(1) of the Code. Pursuant to its efforts to sell such REO Property, each Servicer shall either itself or through an agent selected by such Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Trustee on behalf of the Certificateholders, rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Trustee on behalf of the Certificateholders for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as "rents from real property" as defined in Section 856(d) of the Code.

            Section 3.18 Notification of Adjustments.

            With respect to each Mortgage Loan, such Servicer shall adjust the Mortgage Rate on the related interest rate Adjustment Date and shall adjust the Scheduled Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. Each Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate and Scheduled Payment adjustments. Each Servicer shall promptly, upon written request therefor, deliver to the Trustee such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by a Servicer or the receipt of notice from the Trustee that a Servicer has failed to adjust a Mortgage Rate or Scheduled Payment in accordance with the terms of the related Mortgage Note, such Servicer shall deposit in the related Collection Account from its own funds the amount of any interest loss caused as such interest loss occurs.

            Section 3.19 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The applicable Servicer shall provide, or cause the Subservicer to provide, to the Depositor, the Trustee, the OTS or the FDIC and the examiners and supervisory agents thereof access to the documentation regarding the Mortgage Loans in its possession required by applicable regulations of the OTS. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the applicable Servicer, the Depositor, the Trustee or any Subservicer. Nothing in this Section shall derogate from the obligation of any such party to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of any such party to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

            Section 3.20 Documents, Records and Funds in Possession of the Servicers to Be Held for the Trustee.

            Each Servicer shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including, but not limited to, any funds on deposit in its Collection Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, the Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

            Section 3.21 Servicing Compensation.

            (a) As compensation for its activities hereunder, each Servicer shall, with respect to each Mortgage Loan, be entitled to retain from deposits to its Collection Account and from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Proceeds related to such Mortgage Loan, the Servicing Fee with respect to each Mortgage Loan (less any portion of such amounts retained by any Subservicer). In addition, each Servicer shall be entitled to recover unpaid Servicing Fees out of related late collections to the extent permitted in Section 3.11. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of either a Servicer's responsibilities and obligations under this Agreement; provided, however, that each Servicer may pay from the Servicing Fee any amounts due to a Subservicer pursuant to a Subservicing Agreement entered into under
Section 3.02.

            (b) Additional servicing compensation in the form of assumption or modification fees, late payment charges, NSF fees, reconveyance fees and other similar fees and charges (other than Prepayment Charges) shall be retained by a Servicer only to the extent such fees or charges are received by such Servicer. Each Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the related Collection Account, as additional servicing compensation, interest or other income earned on deposits therein.

            (c) Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.13, servicing compensation of the Subservicer to the extent not retained by it and the fees and expenses of independent accountants and any agents appointed by such Servicer), and shall not be entitled to reimbursement therefor from the Trust Fund except as specifically provided in Section 3.11.

            Section 3.22 Annual Statement as to Compliance.

            Each Servicer will deliver or cause to be delivered to the Depositor, the Rating Agencies and the Trustee on or before March 1st of each calendar year, commencing in 2004, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of performance under this Agreement or a similar agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, such Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Promptly after receipt of such Officer's Certificate, the Depositor shall review such Officer's Certificate and, if applicable, consult with applicable Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of such Servicer's obligations.

            Section 3.23 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            Not later than March 1st of each calendar year commencing in 2004, each Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Depositor, each Servicer, the Rating Agencies and the Trustee a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of such Servicer which includes an assertion that such Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Promptly after receipt of such report, the Depositor shall review such report and, if applicable, consult with the applicable Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of such Servicer's obligations.

            Section 3.24 Trustee to Act as Servicer.

            Subject to Section 7.02, in the event that either Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of such predecessor Servicer pursuant to Section 3.10 or any acts or omissions of such predecessor Servicer hereunder), (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.03, (iii) responsible for expenses of such predecessor Servicer pursuant to Section 2.03 or (iv) deemed to have made any representations and warranties of such Servicer hereunder. Any such assumption shall be subject to Section 7.02.

            Every Subservicing Agreement entered into by a Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed.

            If either Servicer shall for any reason no longer be a Servicer (including by reason of any Event of Default), the Trustee (or any other successor Servicer) may, at its option, succeed to any rights and obligations of such Servicer under any Subservicing Agreement in accordance with the terms thereof; provided that the Trustee (or any other successor Servicer) shall not incur any liability or have any obligations in its capacity as successor Servicer under a Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of such Servicer thereunder; and such Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement arising prior to the date of such succession.

            The applicable Servicer shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement (if any) and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

            Section 3.25 Compensating Interest.

            Each Servicer shall remit to the Trustee on each Remittance Date an amount from its own funds equal to the Compensating Interest payable by such Servicer on such Remittance Date.

            Section 3.26 Credit Reporting; Gramm-Leach-Bliley Act.

            (a) With respect to each Mortgage Loan, each Servicer agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and TransUnion Credit Information Company (three of the credit repositories), on a monthly basis.

            (b) Each Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans required to be serviced by it and the related borrowers and shall provide all required notices thereunder.

                                   ARTICLE IV

                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICERS

            Section 4.01 Advances.

            (a) The amount of P&I Advances to be made by each Servicer for any Remittance Date shall equal, subject to Section 4.01(c), the sum of (i) the aggregate amount of Scheduled Payments (with each interest portion thereof net of the related Servicing Fee), due during the Due Period immediately preceding such Remittance Date in respect of the Mortgage Loans, which Scheduled Payments were not received as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Scheduled Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the related Collection Account for distribution on such Remittance Date.

            (b) On the Remittance Date, each Servicer shall remit in immediately available funds to the Trustee an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Remittance Date either (i) from its own funds or (ii) from the related Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the related Collection Account that Amounts Held for Future Distribution have been, as permitted by this Section 4.01, used by such Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of
(i) and (ii) aggregating the total amount of P&I Advances to be made by such Servicer with respect to the Mortgage Loans and REO Properties. Any Amounts Held for Future Distribution and so used shall be appropriately reflected in such Servicer's records and replaced by such Servicer by deposit in the related Collection Account on or before any future Remittance Date to the extent required.

            (c) The obligation of each Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to
(d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from coverage under this Agreement, except as otherwise provided in this Section.

            (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by either Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. The determination by either Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officer's Certificate of such Servicer delivered to the Trustee.

            (e) Except as otherwise provided herein, the applicable Servicer shall be entitled to reimbursement pursuant to Section 3.11 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

            Section 4.02 Priorities of Distribution.

            (a) On each Distribution Date, the Trustee will make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

            (i) to the holders of each Class of Certificates in the following order of priority:

                  (A) to the Class A-1 Certificates, Class A-2 Certificates,
            Class A-3 Certificates and Class A-4 Certificates, the related Accrued Certificate Interest Distribution Amount and any Unpaid Interest Amounts for such Distribution Date, in each case pursuant to the allocation set forth in clauses (iv) and (v) of this Section 4.02(a);

                  (B) to the Class M-1 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution
            Date;

                  (C) to the Class M-2 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution
            Date;

                  (D) to the Class M-3 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution
            Date;

                  (E) to the Class B-1 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution
            Date;

                  (F) to the Class B-2 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution Date; and

                  (G) to the Class B-3 Certificates, the Accrued Certificate
            Interest Distribution Amount for such Class on such Distribution
            Date;

            (ii) (A) on each Distribution Date (1) before the related Stepdown Date or (2) with respect to which a Trigger Event is in effect, to the holders of the related Class or Classes of LIBOR Certificates then entitled to distributions of principal as set forth below, from amounts remaining on deposit in the Distribution Account after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                        (a) to the Class A-1, Class A-2, Class A-3 and Class A-4
                  Certificates, allocated as described in Section 4.02(c), until the respective Class Certificate Balances thereof are reduced to zero; and

                        (b) sequentially to the Class M-1, Class M-2, Class M-3,
                  Class B-1, Class B-2 and Class B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero;

                  (B) on each Distribution Date (1) on and after the related
            Stepdown Date and (2) as long as a Trigger Event is not in effect, to the holders of the related Class or Classes of LIBOR Certificates then entitled to distribution of principal, from amounts remaining on deposit in the Distribution Account after making distributions pursuant to clause (i) above, an amount equal to, in the aggregate, the Principal Distribution Amount in the following amounts and order of priority:

                        (a) to the Class A Certificates, the lesser of (x) the
                  Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated as described in Section 4.02(c), until the respective Class Certificate Balances thereof are reduced to zero;

                        (b) to the Class M-1 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (c) to the Class M-2 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above and to the Class M-1 Certificates in clause
                  (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (d) to the Class M-3 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 Certificates in clause
                  (ii)(B)(b) above and to the Class M-2 Certificates in clause
                  (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (e) to the Class B-1 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 Certificates in clause
                  (ii)(B)(b) above, to the Class M-2 Certificates in clause
                  (ii)(B)(c) and to the Class M-3 Certificates in clause
                  (ii)(B)(d) above and (y) the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                        (f) to the Class B-2 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 Certificates in clause
                  (ii)(B)(b) above, to the Class M-2 Certificates in clause
                  (ii)(B)(c) above, to the Class M-3 Certificates in clause
                  (ii)(B)(d) above and to the Class B-1 Certificates in clause
                  (ii)(B)(e) above and (y) the Class B-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

                        (g) to the Class B-3 Certificates, the lesser of (x) the
                  excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause
                  (ii)(B)(a) above, to the Class M-1 Certificates in clause
                  (ii)(B)(b) above, to the Class M-2 Certificates in clause
                  (ii)(B)(c) above, to the Class M-3 Certificates in clause
                  (ii)(B)(d) above, to the Class B-1 Certificates in clause
                  (ii)(B)(e) above and to the Class B-2 Certificates in clause
                  (ii)(B)(f) above and (y) the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

            (iii) any amount remaining after the distributions in clauses (i) and (ii) above, plus as specifically indicated below, from amounts on deposit in the Excess Reserve Fund Account, shall be distributed in the following order of priority:

                  (A) to the holders of the Class M-1 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (B) to the holders of the Class M-1 Certificates, any Unpaid
            Realized Loss Amount for such Class;

                  (C) to the holders of the Class M-2 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (D) to the holders of the Class M-2 Certificates, any Unpaid
            Realized Loss Amount for such Class;

                  (E) to the holders of the Class M-3 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (F) to the holders of the Class M-3 Certificates, any Unpaid
            Realized Loss Amount for such Class;

                  (G) to the holders of the Class B-1 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (H) to the holders of the Class B-1 Certificates, any Unpaid
            Realized Loss Amount for such Class;

                  (I) to the holders of the Class B-2 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (J) to the holders of the Class B-2 Certificates, any Unpaid
            Realized Loss Amount for such Class;

                  (K) to the holders of the Class B-3 Certificates, any Unpaid
            Interest Amounts for such Class;

                  (L) to the holders of the Class B-3 Certificates, any Unpaid
            Realized Loss Amounts for such Class;

                  (M) to the Excess Reserve Fund Account, the amount of any
            Basis Risk Payment for such Distribution Date;

                  (N) from funds on deposit in the Excess Reserve Fund Account
            (not including any Interest Rate Cap Payment included in such account) with respect to such Distribution Date, an amount equal to any Basis Risk CarryForward Amount with respect to any LIBOR Certificate for such Distribution Date to the LIBOR Certificates in the same order and priority in which the Accrued Certificate Interest Distribution Amount is allocated among such Classes of Certificates;

                  (O) from any Interest Rate Cap Payments on deposit in the
            Excess Reserve Fund Account with respect to such Distribution Date, an amount equal to any unpaid remaining Basis Risk CarryForward Amount with respect to the Class A-2, Class A-3 and Class A-4 Certificates for such Distribution Date (after giving effect to distributions pursuant to clause (N) above) to the Class A-2, Class A-3 and Class A-4 Certificates, allocated among such Classes of Certificates pro rata, based upon their respective Class Certificate Balances;

                  (P) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount and any remaining Interest Rate Cap Payments not distributed pursuant to Sections
            4.02(a)(iii)(A)-(O); and

                  (Q) to the holders of the Class R Certificates, any remaining amount;

            (iv) Solely for purposes of interest allocation calculations, the portion of the interest component of Available Funds attributable to Group I Mortgage Loans will be allocated:

                        (a) first, to the Class A-1 Certificates, the Accrued
                  Certificate Interest Distribution Amount and any Unpaid Interest Amounts for the Class A-1 Certificates; and

                        (b) second, to the Class A-2, Class A-3 and Class A-4
                  Certificates, pro rata, the Accrued Certificate Interest Distribution Amount and any Unpaid Interest Amounts for the Class A-2, Class A-3 and Class A-4 Certificates, respectively, to the extent not otherwise previously paid from the interest component of Available Funds attributable to Group II Mortgage Loans; and

            (v) Solely for purposes of interest allocation calculations, the portion of the interest component of Available Funds attributable to Group II Mortgage Loans will be allocated:

                        (a) first, concurrently to the Class A-2, Class A-3 and
                  Class A-4 Certificates, pro rata, the Accrued Certificate Interest Distribution Amount and any Unpaid Interest Amounts for the Class A-2, Class A-3 and Class A-4 Certificates, respectively; and

                        (b) second, to the Class A-1 Certificates, the Accrued
                  Certificate Interest Distribution Amount and any Unpaid Interest Amounts for the Class A-1 Certificates to the extent not otherwise previously paid from the interest component of Available Funds attributable to Group I Mortgage Loans.


            If on any Distribution Date, as a result of the foregoing allocation rules, any Class of Class A Certificates does not receive the related Accrued Certificate Interest Distribution Amount or the related Unpaid Interest Amounts, if any, then that unpaid amount will be recoverable by the holders of that class, with interest thereon, on future Distribution Dates, as Unpaid Interest Amounts, subject to the priorities described above.

            (b) On each Distribution Date, all amounts representing Prepayment Charges from the Mortgage Loans received during the related Prepayment Period will be distributed to the holders of the Class P Certificates.

            (c) All principal distributions to the holders of the Class A Certificates on any Distribution Date shall be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable; provided, however, that, if the Class Certificate Balance of the Class A Certificates in either Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date, and the amount of such principal distributions distributable on all subsequent Distribution Dates, shall be distributed to the holders of the Class A Certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described in this Section 4.02(c), until their Class Certificate Balances have been reduced to zero. Any distributions of principal to the Class A-1 Certificates shall be made first from payments relating to the Group I Mortgage Loans, and any distributions of principal to the Group II Class A Certificates shall be made first from payments relating to the Group II Mortgage Loans. Any principal distributions allocated to the Group II Class A Certificates shall be allocated pro rata to (1) the Class A-2 Certificates, based upon their Class Certificate Balance, until their Class Certificate Balance has been reduced to zero, and (2) the Class of Group II Class A Sequential Certificates then entitled to distributions of principal, based upon the aggregate Class Certificate Balances of the Group II Class A Sequential Certificates. Principal distributions allocated to the Group II Class A Sequential Certificates shall be distributed sequentially to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero. Notwithstanding the foregoing, on and after the Distribution Date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the Class X Certificates have been reduced to zero, any principal distributions allocated to the Group II Class A Certificates shall be allocated pro rata to the Class A-2, Class A-3 and Class A-4 Certificates, based on their respective Class Certificate Balances.

            (d) On any Distribution Date, any Relief Act Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date will be allocated as a reduction in the following order:

                        (1) First, to the amount of interest payable to the
                  Class X Certificates; and

                        (2) Second, pro rata, as a reduction of the Accrued
                  Certificate Interest for the Class A, Class M and Class B Certificates, based on the amount of interest to which such classes would otherwise be entitled.

            Section 4.03 Monthly Statements to Certificateholders.

            (a) Not later than each Distribution Date, the Trustee shall make available to each Certificateholder, the Servicers, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

            (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount thereof allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk CarryForward Amount for such Distribution Date and the amount of all Basis Risk CarryForward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk CarryForward Amount not covered by amounts in the Excess Reserve Fund Account;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the amount of the Servicing Fees paid to or retained by the Servicers or Subservicer (with respect to the Subservicers, in the aggregate) with respect to such Distribution Date;

            (vii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (viii) the amount of P&I Advances included in the distribution on such Distribution Date and the aggregate amount of P&I Advances reported by the Servicers as outstanding as of the close of business on such Distribution Date;

            (ix) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Scheduled Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

            (x) For each of the preceding 12 calendar months, or all calendar months since the related Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and aggregate principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) whether a Trigger Event has occurred and is continuing (including the calculation of thereof and the aggregate outstanding balance of all 60+ Delinquent Mortgage Loans);

            (xiv) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

            (xv) the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

            (xvi) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Applied Realized Loss Amounts and Unpaid Interest Amounts;

            (xvii) the Subordinated Amount and Required Subordinated Amount;

            (xviii) Prepayment Charges collected and paid by the Servicers;

            (xix) the Interest Rate Cap Payment, if any, for such Distribution Date; and

            (xx) the Cumulative Loss Percentage.

            (b) The Trustee's responsibility for providing the above statement to the Certificateholders, each Rating Agency, each Servicer and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the applicable Servicer. The Trustee will provide the above statement via the Trustee's internet website. The Trustee's website will initially be located at https://www.corporatetrust.db.com and assistance in using the website can be obtained by calling the Trustee's investor relations desk at 1-800-735-7777. A paper copy of the statement will also be made available upon request.

            (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

            (d) Not later than the Determination Date, each Servicer shall furnish to the Trustee a monthly remittance advice statement (in a format mutually agreed upon by such Servicer and the Trustee) containing such information as shall be reasonably requested by the Trustee to enable the Trustee to provide the reports required by Section 4.03(a) as to the accompanying remittance and the period ending on the close of business on the last Business Day of the immediately preceding month (the "Servicer Remittance Report").

            Each Servicer shall furnish to the Trustee (and the Servicer of the Aames Mortgage Loans shall furnish to Aames with respect to each Aames Mortgage
Loan) an individual loan accounting report, as of the related Determination Date, to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report (in electronic format) shall be received by the Trustee no later than the related Determination Date, which report shall contain the following:

            (i) with respect to each Scheduled Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Charges, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 3.25);

            (ii) with respect to each Scheduled Payment, the amount of such remittance allocable to interest;

            (iii) the amount of servicing compensation received by such Servicer during the prior distribution period;

            (iv) the individual and aggregate Stated Principal Balance of the Mortgage Loans;

            (v) the aggregate of any expenses reimbursed to such Servicer during the prior distribution period pursuant to Section 3.11; and

            (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 31 to 60 days, (2) 61 to 90 days, (3) 91 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

            Section 4.04 Certain Matters Relating to the Determination of LIBOR.

            LIBOR shall be calculated in accordance with the definition of LIBOR. Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Trustee initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Trustee should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

            The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Trustee shall not have any liability or responsibility to any Person for its inability, following a good-faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

            Section 4.05 Allocation of Applied Realized Loss Amounts.

            Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinate Certificates then outstanding in reduction of the Class Certificate Balance thereof.

                                   ARTICLE V

                               THE CERTIFICATES

            Section 5.01 The Certificates.

            The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

            The Depositor hereby directs the Trustee to register the Class X Certificates and the Class P Certificates as follows: "Deutsche Bank National Trust Company, as Indenture Trustee on behalf of the Noteholders of the Morgan Stanley ABS Capital I Inc. NIM Trust 2003-HE1N," and to deliver such Class X Certificates and Class P Certificates to Deutsche Bank National Trust Company, as trustee of the NIM Trust.

            Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

            The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

            Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In determining whether a transfer is being made pursuant to an effective registration statement, the Trustee shall be entitled to rely solely upon a written notice to such effect from the Depositor. Except with respect to the transfer of the Class X and Class P Certificates to the NIM Trust on the Closing Date, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Trustee a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicers shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Except with respect to the transfer of the Class X and Class P Certificates to the NIM Trust on the Closing Date, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or (ii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate or a Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate other than a Residual Certificate or Class P Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and each Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Servicers or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or similar violation of Similar Law and will not subject the Trustee or the Servicers to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, (a) any purported transfer of an ERISA-Restricted Certificate, other than a Class P Certificate or Residual Certificate, to or on behalf of an employee benefit plan subject to ERISA, the Code or Similar Law without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect and (b) any purported transfer of a Class P Certificate or Residual Certificate to a transferee that does not make the representation in clause (i) above shall be void and of no effect.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is a Non-Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
      Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact a Non-Permitted Transferee at the time it became a Holder or, at such subsequent time as it became a Non-Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate; and

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is a Non-Permitted Transferee.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee or the Servicers, to the effect that the elimination of such restrictions will not cause either the Lower Tier REMIC or the Upper Tier REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is a Non-Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is a Non-Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, or (y) the Depositor at its option advises the Trustee in writing (and the Trustee consents) that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicers, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Servicers and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            The Servicers, the Trustee, the Depositor and any agent of a Servicer, the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicers, the Trustee, the Depositor nor any agent of a Servicer, the Depositor or the Trustee shall be affected by any notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses.

            If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 5.06 Maintenance of Office or Agency.

            The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York, New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates the offices of its agent for such purposes located at DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041. The Trustee shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                       THE DEPOSITOR AND THE SERVICERS

            Section 6.01 Respective Liabilities of the Depositor and the Servicers.

            The Depositor and each of the Servicers shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

            Section 6.02 Merger or Consolidation of the Depositor or a Servicer.

            The Depositor and each of the Servicers will each keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or a Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or a Servicer shall be a party, or any person succeeding to the business of the Depositor or a Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to such Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

            Section 6.03 Limitation on Liability of the Depositor, the Servicers and Others.

            Neither the Depositor, the Servicers nor any of their directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicers or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicers or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, each Servicer and any director, officer, employee or agent of the Depositor and each Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Servicer and any director, officer, employee or agent of the Depositor and each Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor either Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor and each Servicer may in its discretion undertake any such action (or direct the Trustee to undertake such actions pursuant to Section 2.03 hereof for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the applicable Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

            Section 6.04 Limitation on Resignation of a Servicer.

            Subject to Sections 7.01 and 10.07, neither Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicers, the Depositor and the Trustee or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by such Servicer. Any such determination permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Depositor and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Depositor and the Trustee. No such resignation shall become effective until a successor shall have assumed such Servicer's responsibilities and obligations hereunder.

            Notwithstanding the provisions of Section 6.04 herein to the contrary, in the event that a Servicer determines that it will no longer engage in the business of servicing mortgage loans, such Servicer may assign its rights under this Agreement, provided that, (i) the Depositor in its sole discretion has consented, (ii) the Rating Agencies' ratings of the Certificates in effect immediately prior to such action will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies) and (iii) such Servicer shall be liable for all costs and expenses associated with the transfer of servicing, provided further, that the Servicer shall indemnify and hold each of the Trust Fund, the Trustee, the Depositor, the other Servicer hereunder, any sub-servicer, the successor servicer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that such party may sustain in any way related to such assignment. No assignment by a Servicer shall become effective until a successor servicer acceptable to the Depositor and the Trustee shall have assumed in writing such Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement. Any such assignment shall not relieve the applicable Servicer of responsibility for any of the obligations specified herein except to the extent that such responsibilities have been expressly assumed by the successor servicer.

            Section 6.05 Additional Indemnification by the Servicers; Third Party Claims.

            Each Servicer shall indemnify the Depositor and the Trustee and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to any breach by such Servicer, of (i) any of its representations and warranties referred to in Section 2.03(a), (ii) any error in any tax or information return prepared by such Servicer or (iii) the failure of such Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The applicable Servicer immediately shall notify the Depositor and the Trustee if such claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Depositor and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Depositor, the applicable Originator or the Trustee in respect of such claim.

                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            "Event of Default," wherever used herein, means any one of the following events:

            (a) any failure by a Servicer to remit to the Trustee any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor or by the Trustee or to the Servicers, the Depositor and the Trustee by Certificateholders evidencing percentage interests of at least 25% in the Certificates; or

            (b) failure on the part of a Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer set forth in this Agreement which continues unremedied for a period of forty-five days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor or by the Trustee, or to the Servicers, the Depositor and the Trustee by Certificateholders of Certificates evidencing percentage interests of at least 25% in the Certificates and (ii) actual knowledge of such failure by a Servicing Officer of such Servicer; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

            (d) a Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to a Servicer or of or relating to all or substantially all of its property; or

            (e) a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (f) any failure of a Servicer to make any P&I Advance on any Remittance Date required to be made from its own funds pursuant to Section 4.01 which continues unremedied for one Business Day immediately following the Remittance Date; or

            (g) a breach of any representation and warranty of a Servicer referred to in Section 2.03(a), which materially and adversely affects the interests of the Certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to such Servicer by the Trustee or the Depositor, or to the Servicers, the Trustee and the Depositor by Certificateholders entitled to at least 25% of the Voting Rights in the Certificates; or

            (h) any withdrawal or downgrade of two or more levels (i.e., from "Above Average" to "Below Average" or the equivalent) of the servicer rating, as of the Closing Date, of a Servicer by any Rating Agency which results in a downgrade, qualification or withdrawal of the rating assigned to any Class of Certificates by any Rating Agency.

            If an Event of Default described in clauses (a) through (h) of this
Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of 51% of the Voting Rights, the Trustee shall, by notice in writing to a Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that the Trustee shall not be required to give written notice to such Servicer of the occurrence of an Event of Default described in clauses (b) through (h) of this Section 7.01 unless and until a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event. In the event that a Responsible Officer of the Trustee has actual knowledge of the occurrence of an event of default described in clause (a) of this Section 7.01, the Trustee shall give written notice to the applicable Servicer of the occurrence of such an event within one Business Day of the first day on which such Responsible Officer obtains actual knowledge of such occurrence. On and after the receipt by such Servicer of such written notice, all authority and power of such Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. Subject to Section 7.02, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of such Servicer to pay amounts owed pursuant to Article VIII. Such Servicer agrees to cooperate with the Trustee in effecting the termination of such Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Collection Account of such predecessor Servicer, or thereafter be received with respect to the Mortgage Loans.

            Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive from the Trust Fund, prior to transfer of its servicing obligations hereunder, payment of all accrued and unpaid Servicing Fees and reimbursement for all outstanding P&I Advances and Servicing Advances.

            Section 7.02 Trustee to Act; Appointment of Successor.

            On and after the time a Servicer receives a notice of termination pursuant to Section 3.24 or Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof and applicable law including the obligation to make P&I Advances or Servicing Advances pursuant to Section 3.24 or Section 7.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that such Servicer would have been entitled to charge to its Collection Account if such Servicer had continued to act hereunder including, if such Servicer was receiving the Servicing Fee, the Servicing Fee and the income on investments or gain related to its Collection Account (in addition to income on investments or gain related to the Distribution Account for the benefit of the Trustee). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making P&I Advances and Servicing Advances pursuant to Section 4.01, if it is otherwise unable to so act or at the written request of Certificateholders entitled to at least 51% of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $30,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer (other than liabilities of such Servicer under Section 6.03 incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to such Servicer from investments. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of a Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

            In the event that a Servicer is terminated pursuant to Section 7.01, such terminated Servicer shall be responsible for the servicing transfer, provide notices to the Mortgagors, arrange for and transfer the Servicing Files to a successor Servicer, pay all of its own out-of-pocket costs and expenses at its own expense and pay all costs and expenses of all other parties hereto relating to the transfer of the Servicing Files to a successor Servicer (excluding set-up costs and other administrative expenses of the successor Servicer), and in all other cases the successor Servicer shall pay for such costs and expenses but shall not be entitled to reimbursement therefor from the Trust Fund. Such amounts payable by the terminated Servicer shall be paid by the terminated Servicer promptly upon presentation of reasonable documentation of such costs. If the Trustee is the predecessor Servicer (except in the case where the Trustee in its role as successor Servicer is being terminated pursuant to
Section 7.01 by reason of an Event of Default caused solely by the Trustee as the successor Servicer and not by the predecessor Servicer's actions or omissions), such costs shall be paid by the prior terminated Servicer promptly upon presentation of reasonable documentation of such costs.

            Any successor to a Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to Section 3.13.

            Section 7.03 Notification to Certificateholders.

            (a) Upon any termination of or appointment of a successor to a Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

            (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such event shall have been cured or waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            Section 8.01 Duties of the Trustee.

            The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

            Unless an Event of Default known to the Trustee has occurred and is continuing,

            (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

            Section 8.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

            (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

            (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security and with respect to the investment of funds in the Distribution Account);

            (h) except as otherwise provided in Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

            (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

            Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or a Servicer of any funds paid to the Depositor or a Servicer in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account by the Depositor or a Servicer.

            The Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer).

            The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

            Section 8.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            Section 8.05 Trustee's Fees and Expenses.

            As compensation for its activities under this Agreement, the Trustee may withdraw from the Distribution Account on each Distribution Date the Trustee Fee for the Distribution Date and any interest or investment income earned on funds deposited in the Distribution Account. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Trust Fund against any loss, liability, or expense (including reasonable attorney's fees) resulting from any error in any tax or information return prepared by such Servicer or incurred in connection with any claim or legal action relating to

            (a) this Agreement,

            (b) the Certificates, or

            (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability, or expense (i) resulting from any breach of either Servicer's obligations in connection with this Agreement for which the related Servicer has performed its obligation to indemnify the Trustee pursuant to Section 6.05, or (ii) incurred because of willful misconduct, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                  (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates,

                  (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement, and

                  (C) printing and engraving expenses in connection with
            preparing any Definitive Certificates.

            Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or paying agent under this Agreement or for any other expenses incurred by the Trustee.

            Section 8.06 Eligibility Requirements for the Trustee.

            The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicers and their affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or the Servicers other than the Trustee in its role as successor to the Servicer.

            Section 8.07 Resignation and Removal of the Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicers, each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to each Servicer and one copy to the successor trustee.

            The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to each Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

            Section 8.08 Successor Trustee.

            Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicers an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicers and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            Section 8.09 Merger or Consolidation of the Trustee.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under
Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the applicable Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the applicable Servicer and the Trustee may consider appropriate. If either Servicer shall not have joined in such appointment within 15 days after the receipt by such Servicer of a request to do so or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) To the extent necessary to effectuate the purposes of this
Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of a Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

            (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

            (d) The Servicers, and not the Trustee, shall be jointly and severally liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicers and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 8.11 Tax Matters.

            It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Lower Tier REMIC and Upper Tier REMIC and that in such capacity it shall:

            (a) prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

            (b) within thirty days of the Closing Date, the Trustee will apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

            (c) make an election that each of the Lower Tier REMIC and the Upper Tier REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

            (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

            (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is a Non-Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

            (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each of the Upper Tier REMIC and Lower Tier REMIC as a REMIC under the REMIC Provisions;

            (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either the Lower Tier REMIC or the Upper Tier REMIC created hereunder;

            (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on the Lower Tier REMIC and the Upper Tier REMIC created hereunder before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

            (i) cause federal, state or local income tax or information returns to be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

            (j) maintain records relating to the Lower Tier REMIC and the Upper Tier REMIC created hereunder, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

            (k) as and when necessary and appropriate, represent the Lower Tier REMIC and the Upper Tier REMIC created hereunder in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Lower Tier REMIC and the Upper Tier REMIC created hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Lower Tier REMIC and the Upper Tier REMIC created hereunder, and otherwise act on behalf of each REMIC in relation to any tax matter or controversy involving it.

            The Trustee shall treat the rights of the Class P Certificateholders to Prepayment Charges, the rights of the Class X Certificateholders to receive Interest Rate Cap Payments (subject to the obligation to pay Basis Risk CarryForward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk CarryForward Amounts as the beneficial ownership of interests in a grantor trust, and not as an obligation of either the Lower Tier REMIC or Upper Tier REMIC created hereunder, for federal income tax purposes.

            To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Trustee concerning the value to each Class of Certificates of the right to receive Basis Risk CarryForward Amounts from the Excess Reserve Fund Account. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

            If any tax is imposed on "prohibited transactions" of either the Lower Tier REMIC or the Upper Tier REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to either the Lower Tier REMIC or Upper Tier REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on either REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee if such tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the applicable Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the applicable Originator if such tax arises out of or results from such Originator's obligation to repurchase a Mortgage Loan pursuant to Section 2.03(e), or (iv) in all other cases, or if the Trustee or the applicable Servicer fails to honor its obligations under the preceding clauses (i), (ii) or
(iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.02(a).

            Section 8.12 Periodic Filings.

            (a) The Trustee and each Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended. The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder, and the Trustee shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor, if an officer of the Depositor signs the Certification (as defined below), or otherwise on behalf of the Trust. In the event the Trustee is signing on behalf of the Depositor pursuant to the preceding sentence, the Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of
(i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding the foregoing, the Trustee shall prepare such Form to be signed by the Depositor and the Depositor shall sign such Form, unless the Securities and Exchange Commission has indicated that it will accept a Certification signed by the Depositor where the related Form 10-K is signed by the Trustee on behalf of the Depositor.

            (b) Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, including a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits each Servicer's annual statement of compliance described under Section 3.22 and the accountant's report described under Section 3.23, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit L (the "Certification"), which shall, except as described below, be signed by the senior officer of the Depositor in charge of securitization. Notwithstanding the foregoing, if it is determined by the Depositor that the Certification may be executed by multiple persons, the Trustee shall sign the Certification in respect of items 1 through 3 thereof and the applicable Servicer shall cause the senior officer in charge of servicing at such Servicer to sign the Certification in respect of items 4 and 5 thereof and the Trustee may rely on the Certification signed by such Servicer to the same extent as provided in subsection (c) below.

            (c) In the event the Certification is to be signed by an officer of the Depositor, the Trustee shall sign a certification (in the form attached hereto as Exhibit M) for the benefit of the Depositor and its officers, directors and Affiliates in respect of items 1 through 3 thereof of the Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K), and each Servicer shall sign a certification (in the form attached hereto as Exhibit N) for the benefit of the Depositor, the Trustee and their respective officers, directors and Affiliates in respect of items 4 and 5 of the Certification. Each such certification shall be delivered to the Depositor no later than March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Certification to be filed to the Trustee no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day). In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee or any Servicer has actual knowledge of information material to the Certification, that party shall promptly notify the Depositor and each of the other parties signing the certifications. In addition, (i) the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee's obligations under this Section 8.12(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) each Servicer, severally, and not jointly, shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of Servicers' obligations under this Section 8.12(c) or such Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 8.12(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other and (ii) each Servicer agrees that it shall contribute to the amount paid or payable by the Depositor and/or the Trustee as a result of the losses, claims, damages or liabilities of the Depositor and/or the Trustee in such proportion as is appropriate to reflect the relative fault of the Depositor or the Trustee, as the case may be, on the one hand and such Servicer on the other in connection with a breach of the Servicers' obligations under this Section 8.12(c) or such Servicer's negligence, bad faith or willful misconduct in connection therewith.

            (d) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

            (e) Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust.

            Section 8.13 Tax Classification of the Excess Reserve Fund Account and the Cap Agreement.

            For federal income tax purposes, the Trustee shall treat the Excess Reserve Fund Account and the Cap Agreement as beneficially owned by the holders of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust, within the meaning of subpart E, Part I of subchapter J of the Code. The Trustee shall treat the rights that each Class of LIBOR Certificates has to receive payments of Basis Risk CarryForward Amounts from the Excess Reserve Fund Account as rights to receive payments under an interest rate cap contract written by the Class X Certificateholder in favor of each such Class and beneficially owned by each such Class through the grantor trust. Accordingly, each Class of Certificates (excluding the Class X, Class P and Class R Certificates) will be comprised of two components - an Upper Tier Regular Interest and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of three components - an Upper Tier Regular Interest, the Cap Agreement and an interest in the Excess Reserve Fund Account, subject to obligation to pay Basis Risk CarryForward Amounts. The Trustee shall allocate the issue price for a Class of Certificates among the respective components for purposes of determining the issue price of the Upper Tier Regular Interest component based on information received from the Depositor.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Termination upon Liquidation or Purchase of the Mortgage Loans.

            Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicers and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase, on or after the Optional Termination Date, by either Servicer individually, or both Servicers together, of all Mortgage Loans (and REO Properties) at the price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by such Servicer at the expense of such Servicer, plus accrued and unpaid interest on each Mortgage Loan at the applicable Mortgage Rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

            Notwithstanding anything to the contrary contained herein, no such purchase shall be permitted, unless (i) after distribution of the proceeds thereof to the Certificateholders (other than the Holders of the Class X, Class P and Residual Certificates) pursuant to Section 9.02, the distribution of the remaining proceeds to the Class X and Class P Certificates is sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the NIM Securities, to the extent the NIM Securities are then outstanding, or (ii) prior to such purchase, the purchasing Servicer(s) shall deposit in the related Collection Account(s) an amount to be remitted to the Trustee to be directly deposited in the noteholder account for the NIM Securities that, together with such remaining proceeds, is sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the NIM Securities, to the extent the NIM Securities are then outstanding.

            Section 9.02 Final Distribution on the Certificates.

            If on any Remittance Date, the Servicers determine that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Accounts, the Servicers shall direct the Trustee promptly to send a Notice of Final Distribution to each Certificateholder. If either Servicer individually elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, such Servicer shall notify the other Servicer of such election at least 30 days prior to the date of the Notice of Final Distribution and such other Servicer shall have 5 days to elect to purchase the Mortgage Loans it services. If either Servicer or both Servicers so elect to terminate, at least 20 days prior to the date the Notice of Final Distribution is to be mailed to the affected Certificateholders, such Servicer or Servicers shall notify the Depositor and the Trustee of the date such Servicer or Servicers intend or intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

            A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer or Servicers, as the case may be, will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

            In the event such Notice of Final Distribution is given, each Servicer shall cause all funds in its Collection Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer or Servicers, as the case may be, the Custodial Files for the Mortgage Loans.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due to the Servicers, the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, up to an amount equal to
(i) as to each Class of Regular Certificates (except the Class X Certificate), the Certificate Balance thereof plus for each such Class and the Class X Certificate accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to
Section 4.02 and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

            In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

            Section 9.03 Additional Termination Requirements.

            In the event the applicable Servicer or both Servicers exercise their purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the applicable Servicer or the Servicers, as the case may be, to the effect that the failure to comply with the requirements of this
Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on either the Lower Tier REMIC or the Upper Tier REMIC as defined in Section 860F of the Code, or (ii) cause either the Lower Tier REMIC or the Upper Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (a) The Trustee shall sell all of the assets of the Trust Fund to the Servicer or the applicable Servicers, as the case may be, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Lower Tier REMIC and the Upper Tier REMIC.

            (b) The Trustee shall attach a statement to the final federal income tax return for each of the Lower Tier REMIC and the Upper Tier REMIC stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the 90-day liquidation period for each such REMIC was the date on which the Trustee sold the assets of the Trust Fund to the applicable Servicer or the Servicers, as the case may be.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

            Section 10.01 Amendment.

            This Agreement may be amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor or the Servicers, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor and the Servicers also may at any time and from time to time amend this Agreement, but without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the Lower Tier REMIC and the Upper Tier REMIC under the Code,
(ii) avoid or minimize the risk of the imposition of any tax on the Lower Tier REMIC or the Upper Tier REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable,
(i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

            This Agreement may be also amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders (a) to add as a party to this Agreement any Originator for the purpose of setting forth in this Agreement its obligations under the applicable Assignment Agreement with respect to representations and warranties and remedies for breach thereof and (b) in connection therewith to modify certain of the Depositor's representations and warranties under Section 2.03(b) so that such representations and warranties no longer relate to such Originator's Mortgage Loans. Any amendment described in this paragraph shall be deemed by the parties hereto not to adversely affect in any material respect the interests of any Certificateholder.

            This Agreement may also be amended from time to time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 662/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 662/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement (other than any amendment contemplated by the second preceding paragraph) unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on either the Lower Tier REMIC or the Upper Tier REMIC or the Certificateholders or cause any such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee) of such amendment, stating the provisions of the Agreement to be amended.

            Notwithstanding the foregoing provisions of this Section 10.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or the Servicers, any Certificate beneficially owned by the Depositor shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this
Section 10.01 have been obtained.

            Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Nothing in this Agreement shall require the Trustee to enter into an amendment (other than any amendment contemplated by the second paragraph of this Section 10.01) without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

            Section 10.02 Recordation of Agreement; Counterparts.

            This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicers at the direction and expense of the Depositor, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 10.03 Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 10.04 Intention of Parties.

            It is the express intent of the parties hereto that the conveyance
(i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

            The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

            Section 10.05 Notices.

            (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i) Any material change or amendment to this Agreement;

            (ii) The occurrence of any Event of Default that has not been cured;

            (iii) The resignation or termination of a Servicer or the Trustee and the appointment of any successor;

            (iv) The repurchase or substitution of Mortgage Loans pursuant to
      Section 2.03; and

            (v) The final payment to Certificateholders.

            (b) In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

            (i) Each report to Certificateholders described in Section 4.03; and

            (ii) Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

            All directions, demands, consents and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor or the Underwriter, Morgan Stanley ABS Capital I Inc. or Morgan Stanley & Co. Incorporated. 1221 Avenue of the Americas, New York, New York 10020, Attention: Michelle Wilke, Esq.; (b) in the case of the Servicers, to each of the following: (i) Chase Manhattan Mortgage Corporation, 10790 Rancho Bernardo, San Diego, California 92127, Attention: Cindy Dunks, or such other address as may be hereafter furnished to the other parties hereto by Chase in writing; and (ii) The Provident Bank, 4221 International Parkway, Atlanta, Georgia 30354, Attention: Randy Decker, or such other address as may be hereafter furnished to the other parties hereto by Provident in writing; (c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705,
Attention: Trust Administration MS03H1, or such other address as the Trustee may hereafter furnish to the other parties hereto; and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

            Section 10.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 10.07 Assignment; Sales; Advance Facilities.

            Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by either Servicer without the prior written consent of the Trustee and the Depositor; provided, however, either Servicer is hereby authorized to enter into an Advance Facility under which (l) the Servicer sells, assigns or pledges to an Advancing Person the Servicer's rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all P&I Advances or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

            Reimbursement amounts shall consist solely of amounts in respect of P&I applicable Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).

            The applicable Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

            An Advancing Person who purchases or receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in this Agreement.

            The documentation establishing any Advance Facility shall require that reimbursement amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out"
(FIFO) basis. Such documentation shall also require the Servicer to provide to the related Advancing Person or its designee loan-by-loan information with respect to each reimbursement amount distributed to such Advancing Person or Advance Facility trustee on each Distribution Date, to enable the Advancing Person or Advance Facility trustee to make the FIFO allocation of each reimbursement amount with respect to each Mortgage Loan. The applicable Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility trustee for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

            Any amendment to this Section 10.07 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 10.07, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor and the Servicers without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement upon receipt by the Trustee of an Opinion of Counsel that such amendment has no material adverse effect on the Certificateholders or written confirmation from the Rating Agencies that such amendment will not adversely affect the ratings on the Certificates. Prior to entering into an Advance Facility, the applicable Servicer shall notify the lender under such facility in writing that: (a) the Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances only to the extent provided herein, and the Trustee and the Trust are not otherwise obligated or liable to repay any Advances financed by the lender; (b) the applicable Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

            Section 10.08 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 10.09 Inspection and Audit Rights.

            Each Servicer agrees that, on 5 Business Days prior notice, it will permit any representative of the Depositor or the Trustee during such Person's normal business hours, to examine all the books of account, records, reports and other papers of such Person relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision each Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense of a Servicer incident to the exercise by the Depositor or the Trustee of any right under this Section
10.09 shall be borne by such Servicer.

            Section 10.10 Certificates Nonassessable and Fully Paid.

            It is the intention of the Depositor that Certificate holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                           [Signature Page Follows]

            IN WITNESS WHEREOF, the Depositor, the Trustee and the Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MORGAN STANLEY ABS CAPITAL I INC.,
                                          as Depositor



                                       By: /s/ Steven Shapiro
                                          ------------------------------------
                                          Name:  Steven Shapiro
                                          Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          solely as Trustee and not in its
                                          individual capacity



                                       By: /s/ Jeremy Conyers
                                          ------------------------------------
                                          Name:  Jeremy Conyers
                                          Title: Associate



                                       By: /s/ Alan Sueda
                                          ------------------------------------
                                          Name:  Alan Sueda
                                          Title: Associate


                                       CHASE MANHATTAN MORTGAGE CORPORATION,
                                          as a Servicer



                                       By: /s/ Karen Taylor
                                          ------------------------------------
                                          Name:  Karen Taylor
                                          Title: Vice President


                                       THE PROVIDENT BANK,
                                          as a Servicer



                                       By: /s/ David M. Friedman
                                          ------------------------------------
                                          Name:  David M. Friedman
                                          Title: Sr. Vice President

                                  SCHEDULE I

                            Mortgage Loan Schedule

                                 SCHEDULE II

                     Mortgage Pass-Through Certificates,
                               Series 2003-HE1

      Representations and Warranties of Chase Manhattan Mortgage Corporation, as Servicer

            Chase Manhattan Mortgage Corporation ("Chase") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series.

(1) The Servicer is a New Jersey corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey and is duly authorized and qualified to transact any and all business contemplated by this Pooling and Servicing Agreement to be conducted by Chase in any state in which a Mortgaged Property securing an Accredited Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Accredited Mortgage Loan and to service the Accredited Mortgage Loans in accordance with the terms of this Pooling and Servicing Agreement;

(2) Chase has the full power and authority to service each Accredited Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Pooling and Servicing Agreement and has duly authorized by all necessary action on the part of Chase the execution, delivery and performance of this Pooling and Servicing Agreement; and this Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Chase, enforceable against Chase in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(3) The execution and delivery of this Pooling and Servicing Agreement by Chase, the servicing of the Accredited Mortgage Loans by Chase hereunder, the consummation by Chase of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Chase and will not (A) result in a breach of any term or provision of the organizational documents of Chase or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which Chase is a party or by which it may be bound, or any statute, order or regulation applicable to Chase of any court, regulatory body, administrative agency or governmental body having jurisdiction over Chase; and Chase is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to Chase's knowledge, would in the future materially and adversely affect, (x) the ability of Chase to perform its obligations under this Pooling and Servicing Agreement or (y) the business, operations, financial condition, properties or assets of Chase taken as a whole;

(4) Chase is an approved seller/servicer for Fannie Mae, an approved servicer for Freddie Mac in good standing and is a HUD approved non-supervised mortgagee;

(5) No litigation is pending against Chase that would materially and adversely affect the execution, delivery or enforceability of this Pooling and Servicing Agreement or the ability of Chase to service the Accredited Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Chase of, or compliance by Chase with, this Pooling and Servicing Agreement or the consummation by Chase of the transactions contemplated by this Pooling and Servicing Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

(7) Chase has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Accredited Mortgage Loans.

                                 SCHEDULE III

                     Mortgage Pass-Through Certificates,
                               Series 2003-HE1

            Representations and Warranties of The Provident Bank, as Servicer

            THE PROVIDENT BANK ("Provident") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series.

(1) Provident is an Ohio banking corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and is duly authorized and qualified to transact any and all business contemplated by this Pooling and Servicing Agreement to be conducted by Provident in any state in which a Mortgaged Property securing an Aames Mortgage Loan, Provident Mortgage Loan or New Century Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Aames Mortgage Loan, Provident Mortgage Loan and New Century Mortgage Loan, and to service the Aames Mortgage Loans, Provident Mortgage Loans and New Century Mortgage Loans in accordance with the terms of this Pooling and Servicing Agreement;

(2) Provident has the full power and authority to service each Aames Mortgage Loan, Provident Mortgage Loan and New Century Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Pooling and Servicing Agreement and has duly authorized by all necessary action on the part of Provident the execution, delivery and performance of this Pooling and Servicing Agreement; and this Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Provident, enforceable against Provident in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(3) The execution and delivery of this Pooling and Servicing Agreement by Provident, the servicing of the Aames Mortgage Loans, Provident Mortgage Loans and New Century Mortgage Loans by Provident hereunder, the consummation by Provident of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Provident and will not (A) result in a breach of any term or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which Provident is a party or by which it may be bound, or any statute, order or regulation applicable to Provident of any court, regulatory body, administrative agency or governmental body having jurisdiction over Provident; and Provident is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to Provident knowledge, would in the future materially and adversely affect, (x) the ability of Provident to perform its obligations under this Pooling and Servicing Agreement or (y) the business, operations, financial condition, properties or assets of Provident taken as a whole;

(4) Provident is an approved seller/servicer for Fannie Mae, an approved servicer for Freddie Mac in good standing and is a HUD approved non-supervised mortgagee;

(5) No litigation is pending against Provident that would materially and adversely affect the execution, delivery or enforceability of this Pooling and Servicing Agreement or the ability of Provident to service the Aames Mortgage Loans, Provident Mortgage Loans and New Century Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Provident of, or compliance by Provident with, this Pooling and Servicing Agreement or the consummation by Provident of the transactions contemplated by this Pooling and Servicing Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

(7) Provident covenants that it can service the Aames Mortgage Loans, Provident Mortgage Loans and New Century Mortgage Loans in accordance with the terms of this Pooling and Servicing Agreement.

                                 SCHEDULE IV

                     Mortgage Pass-Through Certificates,
                               Series 2003-HE1

      Representations and Warranties of The Provident Bank as to the Mortgage Loans

(1) With respect to each Aames Mortgage Loan (unless otherwise specifically stated below), The Provident Bank ("Provident") hereby makes the representations and warranties set forth in this Schedule IV only to the Depositor and the Trustee, as of the Closing Date (unless another date is specifically stated below). Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

(2) Mortgage Loan Schedule. With respect to each Aames Mortgage Loan, as of the Cut-off Date, the Provident Data Tape Information is true and correct (but only to the extent that such information was not based upon erroneous information provided to Provident by Aames);

(3) Payments Current. With respect to each Aames Mortgage Loan (other than the Mortgage Loans identified on the Mortgage Loan Schedule as Mortgage Loan numbers 0004357515, 0003768929, 0004260716, 0004358880, 0004359062,
      0004743725, 0093911195, 0004078764, 0004090225, 0093221504, 0004191021,
      0004296664, 0004355342, 0004383338, 0004290127, 0004491092, 0004551982,
      0004726081, 0004897846, 0004993810, 0004830776, 0004646886, 0004771397,
      0004794583, 0004809319, 0004312937, 0004812778, 0004975405, 0004906055,
      0004933273), no payment required under the Aames Mortgage Loan is 30 days Delinquent or more nor has any payment under such Aames Mortgage Loan been 30 days Delinquent or more at any time from and after the related Aames Servicing Transfer Date;

(4) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified by Provident (or to its knowledge by any other Person) in any respect from and after the related Aames Servicing Transfer Date;

(5) No Satisfaction of Mortgage. Other than with respect to any Mortgage Loan which was subject to a Principal Prepayment in Full occurring after the Cut-off Date but prior to the Closing Date, since the applicable Aames Servicing Transfer Date, the Mortgage has not been satisfied, cancelled, subordinated or rescinded by Provident (or to its knowledge by any other Person), in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage by Provident (or to its knowledge by any other Person), in whole or in part, nor has any instrument been executed by Provident (or to its knowledge by any other Person) that would effect any such release, cancellation, subordination or rescission. From and after the related Aames Servicing Transfer Date, Provident has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Aames Mortgage Loan to be in default, nor has Provident waived any default resulting from any action or inaction by the Mortgagor;

(6) No Defaults. With respect to each Aames Mortgage Loan, other than payments due but not yet 30 days Delinquent, to Provident's knowledge, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration;

(7) Mortgaged Property Undamaged; No Condemnation Proceedings. With respect to each Aames Mortgage Loan, to Provident's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. To Provident's knowledge, the related Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the related Mortgaged Property as security for the Aames Mortgage Loan or the use for which the premises were intended and each related Mortgaged Property is in good repair;

(8) Escrow Payments/Interest Rate Adjustments. Since the related Aames Servicing Transfer Date, the servicing and collection practices used by Provident with respect to such Aames Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, if any, all such deposits and payments received by Provident are in the possession of, or under the control of, Provident and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. From and after the related Aames Servicing Transfer Date, all Mortgage Rate adjustments (if any) have been made in strict compliance with state and federal law and the terms of the related Mortgage Note;

(9) Other Insurance Policies. From and after the related Aames Servicing Transfer Date, no action, inaction or event has occurred and, to Provident's knowledge, no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any insurance policy related to such Aames Mortgage Loan, irrespective of the cause of such failure of coverage;

(10) No Violation of Environmental Laws. With respect to each Aames Mortgage Loan, to Provident's knowledge, there is no pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to Provident's knowledge, there is no violation of any environmental law, rule or regulation with respect to the related Mortgaged Property; and

(11) Soldiers' and Sailors' Civil Relief Act. With respect to each Aames Mortgage Loan, no Mortgagor has notified Provident, and Provident has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar state or local law.

                                  SCHEDULE V

                      Morgan Stanley ABS Capital I Inc.

                      Mortgage Pass-Through Certificates

                               Series 2003-HE1

                Representations and Warranties of Morgan Stanley
                   ABS Capital I Inc. as to the Mortgage Loans

            Morgan Stanley ABS Capital I Inc. (the "Depositor") hereby makes with respect the Mortgage Loans the following representations and warranties. Capitalized terms used but not otherwise defined in this Schedule V shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Morgan Stanley ABS Capital I Inc., as depositor, Chase Manhattan Mortgage Corporation and The Provident Bank, as servicers, and Deutsche Bank National Trust Company, as trustee.

(1) With respect to each Accredited Mortgage Loan and each representation and warranty made by Accredited as of the date servicing with respect to such Mortgage Loan was transferred from Accredited to Chase (each an "Accredited Servicing Transfer Date"), to the Depositor's knowledge, no event has occurred in the period from the applicable Accredited Transfer Date to the Closing Date which would render such representations and warranties to be untrue in any material respect.

(2) No Mortgage Loan is classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law.

(3) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loans have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

                                  EXHIBIT A

[[To be added to the Class A-1 Certificate while it remains a Private Certificate.] IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER (THE "TRANSFEROR LETTER") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER (THE "144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, in each case as if such Certificate were evidenced by a Physical Certificate.]

In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.              :

Cut-off Date                 :           June 1, 2003

First Distribution Date      :           July 25, 2003

Initial Certificate Balance
of this Certificate

("Denomination")             :           $

Initial Certificate
Balances of all

Certificates of this Class   :           $

CUSIP                        :

                      MORGAN STANLEY ABS CAPITAL I INC.

               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
             Mortgage Pass-Through Certificates, Series 2003-HE1
                        [Class A-][Class M-][Class B-]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), The Provident Bank, as a servicer ("Provident" and, together with Chase, the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     ***

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity, but
                                          solely as Trustee



                                       By ____________________________________

Countersigned:



By__________________________

     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     not in its individual capacity,
     but solely as Trustee

                      MORGAN STANLEY ABS CAPITAL I INC.
               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
                      Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the Business Date immediately preceding such Distribution Date, provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees. As of the Closing Date, the Trustee designates the offices of its agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for purposes for surrender, transfer and exchange.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, either Servicer individually, or both Servicers together will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

 FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------------------.

Dated:



                                        -------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                  EXHIBIT B

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE TITLE I EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.           :           1

Cut-off Date              :           June 1, 2003

First Distribution Date   :           July 25, 2002

Percentage Interest of
this Certificate

("Denomination")          :           100%

CUSIP                     :

                      MORGAN STANLEY ABS CAPITAL I INC.

               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
             Mortgage Pass-Through Certificates, Series 2003-HE1

                                   Class P

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that Deutsche Bank National Trust Company, as Indenture Trustee, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), The Provident Bank, as a servicer ("Provident" and, together with Chase, the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Trustee for such purpose, or the office or agency maintained by the Trustee.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, Section 4975 of the Code or Similar Law, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     ***

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:______

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By_____________________________________

Countersigned:



By_________________________

    Authorized Signatory of
    DEUTSCHE BANK NATIONAL TRUST COMPANY,
    not in its individual capacity,
    but solely as Trustee

                      MORGAN STANLEY ABS CAPITAL I INC.
               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
                      Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees. As of the Closing Date, the Trustee designates the offices of its agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for purposes for surrender, transfer and exchange.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, either Servicer individually, or both Servicers together will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section
9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.
Dated:



                                        -------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                  EXHIBIT C

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (i) TO A PERSON OTHER THAN A PERMITTED TRANSFEREE IN COMPLIANCE WITH SECTION 5.02(c) OF THE AGREEMENT, OR (ii) UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. In the event that such representation is violated, or any attempt IS MADE to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code OR A PLAN SUBJECT TO SIMILAR LAW, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Certificate No.             :         1

Cut-off Date                :         June 1, 2003

First Distribution Date     :         July 25, 2002

Percentage Interest of      :         100%
this Certificate
("Denomination")

CUSIP                       :

                      MORGAN STANLEY ABS CAPITAL I INC.

               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
             Mortgage Pass-Through Certificates, Series 2003-HE1

                                   Class R

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate is distributable monthly as set forth herein. This Class R Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that Morgan Stanley & Co. Incorporated is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class R Certificates pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the "Agreement") among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), The Provident Bank, as a servicer ("Provident" and, together with Chase, the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in California.

            No transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to
Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Servicer or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class R Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R Certificate, (C) not to cause income with respect to the Class R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R Certificate or to cause the Transfer of the Ownership Interest in this Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:______

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By ____________________________________

Countersigned:



By__________________________

    Authorized Signatory of
    DEUTSCHE BANK NATIONAL TRUST COMPANY,
    not in its individual capacity,
    but solely as Trustee

               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
                      Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees. As of the Closing Date, the Trustee designates the office of its agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for purposes of transfer exchange or surrender.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, either Servicer individually, or both Servicers together, will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

            the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------.

Dated:



                                        -------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                  EXHIBIT D

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON ACTING ON BEHALF OF OR INVESTING PLAN ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) UNDER SUCH CONDITIONS THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE REPRESENTATION LETTER OR THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.              :        1

Cut-off Date                 :        June 1 2003

First Distribution Date      :        July 25, 2002

Percentage Interest of this
Certificate ("Denomination") :        100%

CUSIP                        :

                      MORGAN STANLEY ABS CAPITAL I INC.

               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
             Mortgage Pass-Through Certificates, Series 2003-HE1

                                   Class X

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that Deutsche Bank National Trust Company, as Indenture Trustee, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), The Provident Bank, as a servicer ("Provident" and, together with Chase, the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable Federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     ***

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:______

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity, but
                                          solely as
                                          Trustee



                                       By ____________________________________

Countersigned:



By__________________________

    Authorized Signatory of
    DEUTSCHE BANK NATIONAL TRUST COMPANY,
    not in its individual capacity,
    but solely as Trustee

                      MORGAN STANLEY ABS CAPITAL I INC.
               Morgan Stanley ABS Capital I Inc. Trust 2003-HE1
                      Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees. As of the Closing Date, the Trustee designates the offices of its agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for purposes for surrender, transfer and exchange.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Servicers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, either Servicer individually, or both Servicers together, will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

            the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------.

Dated:



                                        --------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                  EXHIBIT E

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    [date]

[Depositor]

[Servicers]

[Originators]
-------------
-------------

Re: Pooling and Servicing Agreement among Morgan Stanley ABS Capital I Inc., as Depositor, Chase Manhattan Mortgage Corporation, as a Servicer, The Provident Bank, as a Servicer and Deutsche Bank National Trust Company, as Trustee, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-HE1
            --------------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

                  (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse";
            and

                  (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Trustee



                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                  EXHIBIT F

        FORM OF DOCUMENT CERTIFICATION AND EXCEPTION REPORT OF TRUSTEE

                                    [date]

[Depositor]

[Servicers]

[Originators]
-------------
-------------

Re: Pooling and Servicing Agreement among Morgan Stanley ABS Capital I Inc., as Depositor, Chase Manhattan Mortgage Corporation, as a Servicer, The Provident Bank, as a Servicer and Deutsche Bank National Trust Company, as Trustee, Morgan Stanley ABS Capital I Inc. Trust, Series 2003-HE1
            --------------------------------------------------------------------
Gentlemen:

            In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) The original Mortgage Note, endorsed in the form provided in
      Section 2.01 of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee.

            (ii) The original recorded Mortgage.

            (iii) A duly executed assignment of the Mortgage in the form provided in Section 2.01 of the Pooling and Servicing Agreement; or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

            (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the last endorsee.

            (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1) solely with respect to the Mortgage Loan number, (2), (7), and (9) of the Mortgage Loan Schedule and items (1), (9) and (17) of the Data Tape Information accurately reflects information set forth in the Custodial File.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Trustee



                                       By:____________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                  EXHIBIT G

                              TRANSFER AFFIDAVIT

              Morgan Stanley ABS Capital I Inc. Trust 2003-HE1,
                     Mortgage Pass-Through Certificates,
                               Series 2003-HE1

STATE OF               )
                       ) ss.:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

(1) The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement (the "Agreement"), relating to the above-referenced Series, by and among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as a servicer ("Chase"), The Provident Bank, as a servicer ("Provident" and, together with Chase, the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

(2) The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

(3) The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

(4) The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

(5) The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

(6) The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that, among other things, such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

(7) The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate. The Transferee has historically paid its debts as they have come due and intends to pay its debts as they come due in the future. The Transferee intends to pay all taxes due with respect to the Certificate as they become due.

(8)   The Transferee's taxpayer identification number is __________.

(9)   The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

(10) The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

(11) The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

(12)  Check the applicable paragraph:

            [_] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            [_] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another
                  "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

            [_]   None of the above.

(13) The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

                                     ***

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of , 20__.



                                   _____________________________________________
                                              Print Name of Transferee



                     By:____________________________________
                                      Name:
                                     Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this      day of          , 20__.



                                             _______________________________
                                                    NOTARY PUBLIC

                                       My Commission expires the __ day
                                       of _________, 20__

                                  EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                                __________, 20__

Morgan Stanley ABS Capital I Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention:  Michelle Wilke

Deutsche Bank National Trust Company,
as Trustee,
1761 East St. Andrew Place
Santa Ana, California 92705

Re: Morgan Stanley ABS Capital I Inc. Trust, Series 2003-HE1, Mortgage Pass-Through Certificates, Series 2003-HE1, Class________________
            --------------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Residual Certificate, (i) we have no knowledge the Transferee is not a Permitted Transferee, (ii) we have conducted a reasonable investigation of this financial condition of this Transferee and have no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificate as they become due and (iii) we have no reason to believe that the statements made in The Transfer Affidavit are false.

                                       Very truly yours,



                                       _________________________________________
                                              Print Name of Transferor



                     By:____________________________________
                               Authorized Officer

                                  EXHIBIT I

                           FORM OF RULE 144A LETTER

                                                              ____________, 20__

Morgan Stanley ABS Capital I Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention:  Michelle Wilke

Deutsche Bank National Trust Company,
as Trustee,
1761 East St. Andrew Place
Santa Ana, California 92705

Re: Morgan Stanley ABS Capital I Inc. Trust, Series 2003-HE1, Mortgage Pass-Through Certificates, Series 2003-HE1, Class
            --------------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class A-1 Certificate or we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition or, with respect to a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60,
(e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(f) to the extent that the Certificate transferred is a Class X Certificate, we are a bankruptcy-remote entity and (g) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

              ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

              ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

              ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

              ____   Broker-dealer. The Buyer is a dealer registered pursuant to
                     Section 15 of the Securities Exchange Act of 1934.

              ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

              ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

              ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

              ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

              ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

              ____   Business   Development   Company.   Buyer  is  a  business
                     development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                        _______________________________________
                                              Print Name of Transferor



                                        By:____________________________________
                                           Name:
                                           Title:



                                        Date:__________________________________

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ____ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                        _______________________________________
                                              Print Name of Transferor



                                        By:____________________________________
                                           Name:
                                           Title:

                                        IF AN ADVISER:



                                        _______________________________________
                                                 Print Name of Buyer



                                        Date:__________________________________

                                  EXHIBIT J

                             REQUEST FOR RELEASE
                                (for Trustee)

To:  [Address]

      Re:

            In connection with the administration of the Mortgage Loans held by you as the Trustee on behalf of the Certificateholders, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Send Custodial File to:

Reason for Requesting Documents (check one)

____1. Mortgage Loan Paid in Full. (The Company hereby certifies that all amounts received in connection therewith have been credited to its Collection Account as provided in the Pooling and Servicing Agreement.)

____2. Mortgage Loan Repurchase Pursuant to Subsection 2.03 of the Pooling and Servicing Agreement. (The Company hereby certifies that the repurchase price has been credited to Collection Account as provided in the Pooling and Servicing Agreement.)

____3. Mortgage Loan Liquidated By _________________. (The Company hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to its Collection Account pursuant to the Pooling and Servicing Agreement.)

____4.    Mortgage Loan in Foreclosure.

____5.    Other (explain).______________________________________________________

            If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

            If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                       [SERVICER]



                                       By:____________________________________
                                          Name:
                                          Title:
                                          Date:

                                  EXHIBIT K

                        CONTENTS OF EACH MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the applicable Servicer or delivered to and retained by the Trustee, as applicable:

                  (i) The original Mortgage Note bearing all intervening
            endorsements, endorsed "Pay to the order of _____________, without recourse" and signed in the name of the last endorsee by an authorized officer. To the extent that there is no room on the face of a Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Trustee is so advised by the applicable Originator (pursuant to the applicable Purchase Agreement) that state law so allows.

                  (ii) The original of any guaranty executed in connection with the Mortgage Note.

                  (iii) The original Mortgage with evidence of recording thereon or a certified true copy of such Mortgage submitted for recording. If, in connection with any Mortgage Loan, the original Mortgage cannot be delivered with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Trustee shall notify the applicable Originator, as required under the applicable Purchase Agreement, to deliver or cause to be delivered to the Trustee, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Originator or a certificate from an escrow company, a title company or closing attorney stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Originator; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

                  (iv) The originals of all assumption, modification,
            consolidation or extension agreements, with evidence of recording thereon.

                  (v) The original Assignment of Mortgage for each Mortgage Loan endorsed in blank.

                  (vi) The originals of all intervening assignments of mortgage
            (if any) evidencing a complete chain of assignment from the applicable originator to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Trustee shall notify the applicable Originator to deliver, as required under the applicable Purchase Agreement, a photocopy of such intervening assignment, together with
            (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Originator or a certificate from an escrow company, a title company or a closing attorney stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Trustee upon receipt thereof by the applicable Originator; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

                  (vii) The original mortgagee title insurance policy or
            attorney's opinion of title and abstract of title, or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company.

                  (viii) The original of any security agreement, chattel
            mortgage or equivalent document executed in connection with the Mortgage (if provided).

                  (ix) Residential loan application.

                  (x) Mortgage Loan closing statement.

                  (xi) Verification of employment and income, if applicable.

                  (xii) Verification of acceptable evidence of source and amount of downpayment.

                  (xiii) Credit report on Mortgagor.

                  (xiv) Residential appraisal report.

                  (xv) Photograph of the Mortgaged Property.

                  (xvi) Survey of the Mortgaged Property.

                  (xvii) Copy of each instrument necessary to complete
            identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

                  (xviii) All required disclosure statements.

                  (xix) If required in an appraisal, termite report, structural engineer's report, water potability and septic certification.

                  (xx) Sales Contract, if applicable.

Evidence of payment of taxes and insurance, insurance claim files, correspondence, current and historical computerized data files (which include records of tax receipts and payment history from the date of origination), and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

                                  EXHIBIT L

                         FORM OF CERTIFICATION TO BE
                           PROVIDED WITH FORM 10-K

      Re: Morgan Stanley Capital I Inc. Trust 2003-HE1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2003-HE1, issued pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as Servicer, The Provident Bank, as servicer (the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee")
            --------------------------------------------------------------------

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K (the "Annual Report"), and all reports on Form 8-K containing distribution reports (collectively with this Annual Report, the "Reports") filed in respect of periods included in the year covered by this Annual Report, of the Trust;

2. Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this Annual Report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by each Servicer under the Pooling and Servicing Agreement, for inclusion in the Reports is included in the Reports;

4. Based on my knowledge and upon the annual compliance statement included in this Annual Report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement, and except as disclosed in the Reports, each Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5. The Reports disclose all significant deficiencies relating to the applicable Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement, that is included in the Reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: the Trustee and each of the Servicers.

Date: _________________________



_______________________________________
[Signature]
[Title]

                                  EXHIBIT M

                         FORM OF CERTIFICATION TO BE
                     PROVIDED BY THE TRUSTEE TO DEPOSITOR

      Re: MorganStanley Capital I Inc. Trust 2003-HE1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2003-HE1, issued pursuant to the Pooling and Servicing Agreement, dated as June 1, 2003 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as servicer, The Provident Bank, as servicer (the "Servicers") and Deutsche Bank National Trust Company, as trustee (the "Trustee")
            --------------------------------------------------------------------

I, [identify the certifying individual], certify to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual Report"), and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

      2. To the best of my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Report; and

      3. To the best of my knowledge, the distribution or servicing information required to be provided to the Trustee by each Servicer under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports.



Date: _________________________



_______________________________
[Signature]
[Title]

                                  EXHIBIT N

                         FORM OF CERTIFICATION TO BE
                    PROVIDED BY EACH SERVICER TO DEPOSITOR

      Re: Morgan Stanley Capital I Inc. Trust 2003-HE1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2003-HE1, issued pursuant to the Pooling and Servicing Agreement, dated as June 1, 2003 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation, as servicer ("Chase"), The Provident Bank, as servicer ("Provident") and Deutsche Bank National Trust Company, as trustee (the "Trustee")
            --------------------------------------------------------------------

[Chase][Provident], certifies to the Depositor and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. Based on our knowledge, the information prepared by [Chase][Provident] and relating to the mortgage loans serviced by [Chase][Provident] pursuant to the Pooling And Servicing Agreement and provided by [Chase][Provident] to the Trustee in its reports to the Trustee is accurate and complete in all material respects as of the last day of the period covered by such report;

      2. Based on our knowledge, the servicing information required to be provided to the Trustee by [Chase][Provident] pursuant to the Pooling and Servicing Agreement has been provided to the Trustee;

      3. Based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in its annual compliance statement required to be delivered pursuant to the Pooling and Servicing Agreement, [Chase][Provident] as of the last day of the period covered by such annual compliance statement has fulfilled its obligations under the Pooling and Servicing Agreement; and

      4. [Chase][Provident] has disclosed to its independent auditor, who issues the independent auditor's report on the Uniform Single Attestation Program for Mortgage Bankers for [Chase][Provident], any significant deficiencies relating to [Chase][Provident]'s compliance with minimum servicing standards.

[CHASE MANHATTAN MORTGAGE CORPORATION][THE PROVIDENT BANK]



Date: _________________________



_______________________________
[Signature]
[Title]